                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):


                               Small Cap Portfolio

                                Managed Portfolio

                        U.S. Government Income Portfolio


Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                PAGE
                                                ----
Risk/Return Summary                              3

Principal Investment Strategies                  8

Risks                                            9

Investment Policies                             11

Fund Management                                 12

Share Price                                     14

Distributions and Taxes                         14

Financial Highlights                            16

                               RISK/RETURN SUMMARY

INVESTMENT GOALS     Small Cap Portfolio             Capital appreciation

                     Managed Portfolio               Growth of capital over time

                     U.S. Gov't Income Portfolio     High current income and
                                                     protection of capital

PRINCIPAL INVESTMENT
STRATEGIES              -  The Small Cap Portfolio invests at least 80% of its
                           net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                        - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

                        - The U.S. Government Income Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

INVESTMENT
PHILOSOPHY              OpCap Advisors LLC ("OpCap Advisors") is the investment
                        adviser to all of the Portfolios. OpCap Advisors has retained Pacific Investment Management Company LLC
                        ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                        For the equity investments it manages directly, i.e., the Small Cap Portfolio and the portion of the assets of the Managed Portfolio not sub-advised by its affiliate, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                        When selecting equity securities, OpCap Advisors believes there are two major components of value.

                        - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                        - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                        OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                        -  Financial statements
                        -  Market share analysis
                        -  Unit volume growth
                        -  Barriers to entry
                        -  Pricing policies
                        -  Management record.

                        OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                        -  substantial and growing discretionary cash flow
                        -  strong shareholder value-oriented management
                        -  valuable consumer or commercial franchises
                        -  high returns on capital
                        -  favorable price to intrinsic value relationship.

                        In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                        There can be no assurance that OpCap Advisors will achieve its goals.

                        PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                        PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS         If you invest in the Portfolios that invest in equity
                        securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                        -  The stock market goes down
                        - The Portfolio's investment style (i.e., value or growth) falls out of favor
                        - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                        - For the Small Cap and Managed Portfolios, the market does not recognize the stocks as being undervalued.
                        - The stocks selected for growth potential do not achieve such growth.

                        If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                        -  Interest rates rise and the bond market declines
                        -  Bond issuers cannot meet their obligations
                        - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

                        The U.S. Government Income Portfolio invests primarily in fixed-income securities issued by the U.S. Government, its agencies or instrumentalities. Securities issued by the U.S. Government, such as treasury securities, are backed by the full faith and credit of the U.S. Government. Some agency securities are also backed by the full faith and credit of the U.S. Government. Other agency securities do not carry a formal guarantee, but are considered to be of high credit quality.

BAR CHART &
PERFORMANCE
TABLE
                     The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

SMALL CAP PORTFOLIO

1992                    21.49%
1993                    19.51%
1994                    (1.01)%
1995                    15.23%
1996                    18.72%
1997                    22.24%
1998                    (9.03)%
1999                    (1.80)%
2000                   (44.22)%
2001                    (8.30)%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

[CHART]

MANAGED PORTFOLIO

1992                    18.65%
1993                    10.39%
1994                     2.61%
1995                    45.55%
1996                    22.77%
1997                    22.29%
1998                     7.12%
1999                     5.00%
2000                     9.74%
2001                    (4.91)%

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

[CHART]

U.S. GOVERNMENT INCOME PORTFOLIO

1996                    3.02%
1997                    7.04%
1998                    8.15%
1999                   (1.61)%
2000                   10.39%
2001                    6.57%

During the periods shown in the bar chart, the highest quarterly return was 5.02% (for the quarter ended 9/30/01) and the lowest quarterly return was (1.08)% (for the quarter ended 12/31/01).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                               1 YEAR    5 YEARS   10 YEARS
Small Cap Portfolio+                            8.30%     11.26%     12.85%
Russell 2000 Index                              2.60%      7.54%     11.51%

Managed Portfolio+                             (4.91)%     7.49%     13.16%
S&P 500                                       (11.91)%    10.67%     12.91%

U.S. Government Income Portfolio                6.57%      6.02%      6.58%*
Lehman Intermediate Government Bond Index       8.42%      7.06%      7.64%*

*  since inception: 1/3/95

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

MANAGED PORTFOLIO

Q What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


U.S. GOVERNMENT INCOME PORTFOLIO

Q What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are commonly referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.

  OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of high quality debt instruments. Since the average maturity of the Portfolio's investments is between five and ten years, the Portfolio should be less volatile than a longer term bond fund.

                                      RISKS

Q What are the principal risks of investing in the Portfolios?

A The Small Cap and Managed Portfolios invest principally in equity securities.
  Equity securities may be affected by the following:

  STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

  Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

  SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

  ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

  SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

  INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

  ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio manager can make the wrong allocation decisions.

  FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

     - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investments in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Managed Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

     - more volatility

     - less liquidity

     - greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Small Cap and Managed Portfolios may purchase and sell derivative instruments, including:

  - futures contracts
  - options on futures contracts
  - forward foreign currency contracts
  - covered calls written on individual securities
  - uncovered calls and puts
  - options on stock indices
  - swaps.

  The Small Cap Portfolio does not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if:

  - Its investment adviser uses a derivative instrument at the wrong time

     - The prices of a Portfolio's futures or options positions are not correlated with its other investments

     - A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's
  Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

          Small Cap Portfolio                   0.80%
          Managed Portfolio                     0.78%
          U.S. Government Income Portfolio      0.55%*

* Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Equity, Managed, and Small Cap Portfolios. The rate applicable to the U.S. Government Income Portfolio is 0.60% of average net assets.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF MARK DEGENHART - SENIOR VICE PRESIDENT]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF RICHARD GLASEBROOK, MANAGING DIRECTOR]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception.. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration.

[PHOTO OF VIKKI HANGES, SENIOR VICE PRESIDENT]

Vikki Hanges, Senior Vice President of Oppenheimer Capital, has been the portfolio manager of the U.S. Government Portfolio since its inception. She joined Oppenheimer Capital in 1982. Ms. Hanges has a BS from Cornell University.

[PHOTO OF WILLIAM H. GROSS, MANAGING DIRECTOR]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                     TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = --------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%      9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                            2001           2000           1999           1998           1997
                                          --------       --------       --------       --------       --------
Net asset value, beginning of year....     $10.50         $10.00         $10.66         $10.51         $10.38
                                           ------         ------         ------        -------         ------
INVESTMENT OPERATIONS:
Net investment income.................       0.47           0.51           0.49           0.53           0.57
Net realized and unrealized gain
  (loss)
  on investments......................       0.21           0.50          (0.66)          0.31           0.14
                                           ------         ------         ------        -------         ------
  Total income (loss) from investment
    operations........................       0.68           1.01          (0.17)          0.84           0.71
                                           ------         ------         ------        -------         ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.................      (0.47)         (0.51)         (0.49)         (0.53)         (0.57)
Net realized gains....................         --             --             --          (0.16)         (0.01)
                                           ------         ------         ------        -------         ------
  Total dividends and distributions to
    shareholders......................      (0.47)         (0.51)         (0.49)         (0.69)         (0.58)
                                           ------         ------         ------        -------         ------
Net asset value, end of year..........     $10.71         $10.50         $10.00         $10.66         $10.51
                                           ======         ======         ======        =======         ======
TOTAL RETURN (1)......................        6.6%          10.4%          (1.6)%          8.1%           7.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).......     $9,028         $9,436         $9,830        $10,542         $6,983
Ratio of expenses to average net
  assets (2)..........................       1.00%(3)       1.01%(3)       0.95%          1.00%(3)       0.93%(3)
Ratio of net investment income to
  average net assets..................       4.40%(3)       5.04%(3)       4.78%          4.96%(3)       5.51%(3)
Portfolio Turnover....................         60%            35%            69%            80%            80%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 4.35%, respectively, for the year ended December 31, 2001, 1.11% and 4.94%, respectively, for the year ended December 31, 2000, 1.19% and 4.77%, respectively, for the year ended December 31, 1998 and 1.06% and 5.38%, respectively, for the year ended December 31, 1997.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

      Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Small Cap Portfolio

Managed Portfolio

U.S. Government Income Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                        Science and Technology Portfolio

                               Small Cap Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any of the Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                          PAGE
                                          ----
Risk/Return Summary                         3

Principal Investment Strategies             7

Risks                                       9

Investment Policies                        10

Fund Management                            12

Share Price                                13

Distributions and Taxes                    14

Financial Highlights                       15

                               RISK/RETURN SUMMARY

INVESTMENT GOALS    Equity Portfolio           Long term capital appreciation

                    Science and Technology     Capital appreciation
                    Portfolio

                    Small Cap Portfolio        Capital appreciation

PRINCIPAL INVESTMENT
STRATEGIES               -  The Equity Portfolio invests at least 80% of its net
                            assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

                         - The Science and Technology Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies which use innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

                         - The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to all of the Portfolios. OpCap Advisors has retained PIMCO Equity Advisors LLC ("PIMCO Equity
                         Advisors") as sub-adviser to the Science and Technology
                         Portfolio.

                         For the equity investments it manages directly, i.e., the Equity and Small Cap Portfolios, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO Equity Advisors acts as Sub-Adviser to the Science and Technology Portfolio.

                         PIMCO Equity Advisors' investment philosophy generally focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest quality companies available. The investment process includes the review of quantitative and qualitative criteria. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

PRINCIPAL RISKS          If you invest in the Portfolios that invest in equity
                         securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value or growth) falls out of favor
                         - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                         - For the Equity and Small Cap Portfolios, the market does not recognize the stocks as being undervalued.
                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
               The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

               The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

1992    17.90%
1993     7.85%
1994     3.81%
1995    38.85%
1996    23.36%
1997    26.63%
1998    11.86%
1999     2.54%
2000     9.91%
2001    (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

[CHART]

SCIENCE & TECHNOLOGY

2001    (60.79)%

During the period shown in the bar chart, the highest quarterly return was 53.55% (for the quarter ended 12/31/01) and the lowest quarterly return was (50.48)% (for the quarter ended 9/30/01).

[CHART]

SMALL CAP PORTFOLIO

1992    21.49%
1993    19.51%
1994    (1.01)%
1995    15.23%
1996    18.72%
1997    22.24%
1998    (9.03)%
1999    (1.80)%
2000    44.22%
2001     8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                      1 YEAR    5 YEARS    10 YEARS
                                      ------    -------    --------
Equity Portfolio+                    (7.02)%      8.22%      12.86%
S&P 500                             (11.91)%     10.67%      12.91%

Science and Technology Portfolio    (60.79)%        N/A     (56.58)%*
Nasdaq Composite                    (21.05)%        N/A     (34.66)%*
* since inception: 4/12/00

Small Cap Portfolio+                  8.30%      11.26%      12.85%
Russell 2000 Index                    2.60%       7.54%      11.51%

+ On September 16, 1994, an investment company then called Quest for Value
  Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Equity and Small Cap Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

SCIENCE AND TECHNOLOGY PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies which PIMCO Equity Advisors believes uses innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Portfolio emphasizes technology companies, it is not required to invest exclusively in companies in a particular business sector. The Portfolio is concentrated, investing in approximately 25 mid and large cap stocks. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for technology companies may result from the competitive strategic advantages associated with the use and service of innovative technologies as well as from the successful development and sale of those technologies.

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

                                      RISKS

Q What are the principal risks of investing in the Portfolios?

A The Portfolios invest principally in equity securities. Equity securities may be affected by the following:

  STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

  Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

  SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

  ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

  SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

  SECTOR RISK - OpCap Advisors selects securities for a Portfolio based on the investment merits of a particular issue, rather than the business sector. The Science and Technology Portfolio will invest primarily in technology related companies. Companies dependent on new technology and innovative products are more volatile than well established, older companies.

  INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

  FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors and PIMCO Equity Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

     - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Portfolios may purchase and sell derivative instruments, including:

  -  futures contracts
  -  options on futures contracts
  -  forward foreign currency contracts
  -  covered calls written on individual securities
  -  uncovered calls and puts
  -  options on stock indices
  -  swaps.

  The Equity and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Science and Technology Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if:

  -  Its investment adviser uses a derivative instrument at the wrong time
  - The prices of a Portfolio's futures or options positions are not correlated with its other investments
  -  A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's
  Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO Equity Advisors is responsible for the day-to-day management of the Science and Technology Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Science and Technology Portfolio, for which OpCap Advisors has retained PIMCO Equity Advisors as sub-adviser, OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

          Equity Portfolio                         0.80%
          Science and Technology Portfolio         0.00%*
          Small Cap Portfolio                      0.80%

* Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolios.

OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Science and Technology Portfolio for investment advisory services PIMCO Equity Advisors renders to this Portfolio.

PIMCO EQUITY ADVISORS LLC

Founded in 1999, PIMCO Equity Advisors LLC has over $9.4 billion of assets under management as of December 31, 2001. PIMCO Equity Advisors is an independent investment advisor providing equity portfolio management expertise to employee benefit accounts (public, corporate and Taft-Hartley), endowments, foundations and investment companies. PIMCO Equity Advisors has its principal offices at 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO MANAGERS

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF DENNIS McKECHNIE]

Dennis McKechnie, a Certified Financial Analyst, is a Managing Director of PIMCO Equity Advisors. Mr. McKechnie is the manager of the Science and Technology Portfolio and joined PIMCO Equity Advisors in January 1999. He has eight years of investment management experience as the Vice President for Columbus Circle Investors from April 1991 to January 1999. Mr. McKechnie has a BS in Electrical Engineering from Purdue University and an MBA from Columbus Business School.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                    TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = ---------------------------------------------------------
                            NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                FOR THE PERIOD
                                                               APRIL 12, 2000*
                                             YEAR ENDED            THROUGH
                                          DECEMBER 31, 2001   DECEMBER 31, 2000
                                          -----------------  --------------------
Net asset value, beginning of period....        $6.07               $10.00
                                               ------               ------
INVESTMENT OPERATIONS:
Net investment loss.....................        (0.02)               (0.03)
Net realized and unrealized loss on
  investments...........................        (3.67)               (3.90)
                                               ------               ------
  Total loss from investment
    operations..........................        (3.69)               (3.93)
                                               ------               ------
Net asset value, end of period..........        $2.38                $6.07
                                               ======               ======

TOTAL RETURN (1)........................        (60.8)%              (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......       $1,033               $1,822
Ratio of expenses to average net assets
  (2)(3)................................         1.05%                1.04%+
Ratio of net investment loss to average
  net assets (3)........................        (0.77)%              (0.39)%+
Portfolio Turnover......................          104%                  79%

------------------------

*    Commencement of operations.
+    Annualized
(1)  Total return for a period of less than one year is not annualized.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal periods indicated above, the Investment Adviser waived a portion of its fees and (for fiscal year 2001) assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 3.22% and (2.94)%, respectively, for the year ended December 31, 2001, and 1.82%(annualized) and (1.17)% (annualized), respectively, for the period ended December 31, 2000.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Equity Portfolio

Science and Technology Portfolio

Small Cap Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolio (the "Portfolio"):

                               Small Cap Portfolio


Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any of the Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                          PAGE
Risk/Return Summary                                          3

Principal Investment Strategies                              5

Risks                                                        6

Investment Policies                                          7

Fund Management                                              9

Share Price                                                 10

Distributions and Taxes                                     10

Financial Highlights                                        11

                               RISK/RETURN SUMMARY

INVESTMENT GOAL     Small Cap Portfolio         Capital appreciation

PRINCIPAL INVESTMENT
STRATEGY                 -  The Small Cap Portfolio invests at least 80% of its
                            net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to the Portfolio.

                         OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow

                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

PRINCIPAL RISKS          Since the Portfolio invests in equity securities, you
                         could lose money or the Portfolio could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value) falls out of favor
                         - The Portfolio's investment sector declines or becomes less liquid
                         - The market does not recognize selected stocks as being undervalued.

                         Since the Portfolio invests in debt securities, you could lose money or the Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolio may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                 The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year over the past 10 years and by showing the highest and lowest quarterly return during the same period.

                 The Portfolios past performance does not necessarily indicate how it will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

SMALL CAP PORTFOLIO

     1992              21.49%
     1993              19.51%
     1994              (1.01)%
     1995              15.23%
     1996              18.72%
     1997              22.24%
     1998              (9.03)%
     1999              (1.80)%
     2000              44.22%
     2001               8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolio. The table gives some indication of the risks of the Portfolio by comparing its performance with a broad measure of market performance.

      Average Annual Total Returns for the periods ended December 31, 2001+
      --------------------------------------------------------------------

                                       1 YEAR          5 YEARS          10 YEARS
                                       ------          -------          --------
Small Cap Portfolio                     8.30%           11.26%            12.85%
Russell 2000 Index                      2.60%            7.54%            11.51%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above reflect the performance of the corresponding Portfolio of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at the time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

                                      RISKS

Q What are the principal risks of investing in the Portfolio?

A The Portfolio invests principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   INVESTMENT STYLES - Value stocks may be out of favor for a period of time. This investment style can produce poor returns for a period of time.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investments in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolio use derivative instruments?

A Yes. The Portfolio may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts

   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Portfolio does not expect to use derivative instruments significantly, if at all.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of the Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of the Portfolio's futures or options positions are not correlated with its other investments
   -  The Portfolio cannot close out a position because of an illiquid market.

Q Does the Portfolio expect to engage in short-term trading?

A The Portfolio does not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.

Q Can the Portfolio vary from its investment goals?

A Under unusual market conditions or when the Portfolio's Investment Adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of Portfolio (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. The Portfolio paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

          Small Cap Portfolio                               0.80%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Portfolio.

PORTFOLIO MANAGER

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                        TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES
   Net Asset Value =   ---------------------------------------------------------
                                 NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolio does not price its shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolio at 1-800-700-8258.

You can review and copy the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Small Cap Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                        Science and Technology Portfolio

                               Small Cap Portfolio


Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                           PAGE
Risk/Return Summary                                          3

Principal Investment Strategies                              7

Risks                                                        8

Investment Policies                                          9

Fund Management                                             11

Share Price                                                 12

Distributions and Taxes                                     13

Financial Highlights                                        14

                               RISK/RETURN SUMMARY

INVESTMENT GOALS   Science and Technology Portfolio       Capital appreciation

                   Small Cap Portfolio                    Capital appreciation

PRINCIPAL INVESTMENT
STRATEGIES               -  The Science and Technology Portfolio invests at
                            least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies which use innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

                         - The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to both of the Portfolios. OpCap Advisors has retained PIMCO Equity Advisors LLC ("PIMCO Equity
                         Advisors") as sub-adviser to the Science and Technology
                         Portfolio.

                         For the equity investments it manages directly, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis

                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO Equity Advisors acts as Sub-Adviser to the Science and Technology Portfolio.

                         PIMCO Equity Advisors' investment philosophy generally focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest quality companies available. The investment process includes the review of quantitative and qualitative criteria. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

PRINCIPAL RISKS          If you invest in the Portfolios that invest in equity
                         securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value or growth) falls out of favor
                         - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                         - For the Small Cap Portfolio, the market does not recognize the stocks as being undervalued.
                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                 The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

                 The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

SCIENCE & TECHNOLOGY

                2001            (60.79)%

During the period shown in the bar chart, the highest quarterly return was 53.55% (for the quarter ended 12/31/01) and the lowest quarterly return was (50.48)% (for the quarter ended 9/30/01).

[CHART]

SMALL CAP PORTFOLIO

                1992            21.49%
                1993            19.51%
                1994            (1.01)%
                1995            15.23%
                1996            18.72%
                1997            22.24%
                1998            (9.03)%
                1999            (1.80)%
                2000            44.22%
                2001             8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      Average Annual Total Returns for the periods ended December 31, 2001
      --------------------------------------------------------------------

                                           1 YEAR          5 YEARS           10 YEARS
                                           ------          -------           --------
Science and Technology Portfolio         (60.79)%             N/A           (56.58)%*
Nasdaq Composite                         (21.05)%             N/A           (34.66)%*
*since inception: 4/12/00

Small Cap Portfolio+                       8.30%            11.26%           12.85%
Russell 2000 Index                         2.60%             7.54%           11.51%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for the Small Cap Portfolio reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

SCIENCE AND TECHNOLOGY PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies which PIMCO Equity Advisors believes uses innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Portfolio emphasizes technology companies, it is not required to invest exclusively in companies in a particular business sector. The Portfolio is concentrated, investing in approximately 25 mid and large cap stocks. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for technology companies may result from the competitive strategic advantages associated with the use and service of innovative technologies as well as from the successful development and sale of those technologies.

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

                                      RISKS

Q What are the principal risks of investing in the Portfolios?

A The Portfolios invest principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors selects securities for a Portfolio based on the investment merits of a particular issue, rather than the business sector. The Science and Technology Portfolio will invest primarily in technology related companies. Companies dependent on new technology and innovative products are more volatile than well established, older companies.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors and PIMCO Equity Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investments in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Portfolios may purchase and sell derivative instruments, including:

  -  futures contracts
  -  options on futures contracts
  -  forward foreign currency contracts
  -  covered calls written on individual securities
  -  uncovered calls and puts
  -  options on stock indices
  -  swaps.

  The Small Cap Portfolio does not expect to use derivative instruments significantly, if at all. The Science and Technology Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if:

  - Its investment adviser uses a derivative instrument at the wrong time
  - The prices of a Portfolio's futures or options positions are not correlated with its other investments
  - A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's
  Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO Equity Advisors is responsible for the day-to-day management of the Science and Technology Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Science and Technology Portfolio, for which OpCap Advisors has retained PIMCO Equity Advisors as sub-adviser, OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

          Science and Technology Portfolio                             0.00%*
          Small Cap Portfolio                                          0.80%

* Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolios.

OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Science and Technology Portfolio for investment advisory services PIMCO Equity Advisors renders to this Portfolio.

PIMCO EQUITY ADVISORS LLC

Founded in 1999, PIMCO Equity Advisors LLC has over $9.4 billion of assets under management as of December 31, 2001. PIMCO Equity Advisors is an independent investment advisor providing equity portfolio management expertise to employee benefit accounts (public, corporate and Taft-Hartley), endowments, foundations and investment companies. PIMCO Equity Advisors has its principal offices at 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO MANAGERS

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF DENNIS MCKECHNIE]

Dennis McKechnie, a Certified Financial Analyst, is a Managing Director of PIMCO Equity Advisors. Mr. McKechnie is the manager of the Science and Technology Portfolio and joined PIMCO Equity Advisors in January 1999. He has eight years of investment management experience as the Vice President for Columbus Circle Investors from April 1991 to January 1999. Mr. McKechnie has a BS in Electrical Engineering from Purdue University and an MBA from Columbus Business School.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                       TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = ----------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                FOR THE PERIOD
                                                               APRIL 12, 2000*
                                             YEAR ENDED            THROUGH
                                          DECEMBER 31, 2001   DECEMBER 31, 2000
                                          -----------------  --------------------
Net asset value, beginning of period....        $6.07               $10.00
                                               ------               ------
INVESTMENT OPERATIONS:
Net investment loss.....................        (0.02)               (0.03)
Net realized and unrealized loss on
  investments...........................        (3.67)               (3.90)
                                               ------               ------
  Total loss from investment
    operations..........................        (3.69)               (3.93)
                                               ------               ------
Net asset value, end of period..........        $2.38                $6.07
                                               ======               ======

TOTAL RETURN (1)........................        (60.8)%              (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......       $1,033               $1,822
Ratio of expenses to average net assets
  (2)(3)................................         1.05%                1.04%+
Ratio of net investment loss to average
  net assets (3)........................        (0.77)%              (0.39)%+
Portfolio Turnover......................          104%                  79%

------------------------

*    Commencement of operations.
+    Annualized
(1)  Total return for a period of less than one year is not annualized.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal periods indicated above, the Investment Adviser waived a portion of its fees and (for fiscal year 2001) assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 3.22% and (2.94)%, respectively, for the year ended December 31, 2001, and 1.82%(annualized) and (1.17)% (annualized), respectively, for the period ended December 31, 2000.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Science and Technology Portfolio

Small Cap Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                               Small Cap Portfolio

                                Managed Portfolio

                        U.S. Government Income Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                           TABLE OF CONTENTS

                                                          PAGE
                                                          ----
Risk/Return Summary                                          3

Principal Investment Strategies                              8

Risks                                                       10

Investment Policies                                         12

Fund Management                                             13

Share Price                                                 15

Distributions and Taxes                                     16

Financial Highlights                                        17

                               RISK/RETURN SUMMARY

INVESTMENT GOALS    Equity Portfolio              Long term capital appreciation

                    Small Cap Portfolio           Capital appreciation

                    Managed Portfolio             Growth of capital over time

                    U.S. Gov't Income Portfolio   High current income and
                                                  protection of capital

PRINCIPAL INVESTMENT
STRATEGIES               -  The Equity Portfolio invests at least 80% of its net
                            assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

                         - The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                         - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

                         - The U.S. Government Income Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to all of the Portfolios. OpCap Advisors has retained Pacific Investment Management Company LLC
                         ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                         For the equity investments it manages directly, i.e., the Equity and Small Cap Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliate, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                         PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS          If you invest in the Portfolios that invest in equity
                         securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value or growth) falls out of favor
                         - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                         - For the Equity, Small Cap, and Managed Portfolios, the market does not recognize the stocks as being undervalued.
                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

                         The U.S. Government Income Portfolio invests primarily in fixed-income securities issued by the U.S. Government, its agencies or instrumentalities. Securities issued by the U.S. Government, such as treasury securities, are backed by the full faith and credit of the U.S. Government. Some agency securities are also backed by the full faith and credit of the U.S. Government. Other agency securities do not carry a formal guarantee, but are considered to be of high credit quality.

BAR CHART &
PERFORMANCE
TABLE
                 The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

                 The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

1992            17.90%
1993             7.85%
1994             3.81%
1995            38.85%
1996            23.36%
1997            26.63%
1998            11.86%
1999             2.54%
2000             9.91%
2001            (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

[CHART]

SMALL CAP PORTFOLIO

1992            21.49%
1993            19.51%
1994            (1.01)%
1995            15.23%
1996            18.72%
1997            22.24%
1998            (9.03)%
1999            (1.80)%
2000            44.22%
2001             8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

[CHART]

MANAGED PORTFOLIO]

1992            18.65%
1993            10.39%
1994             2.61%
1995            45.55%
1996            22.77%
1997            22.29%
1998             7.12%
1999             5.00%
2000             9.74%
2001            (4.91)%

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

[CHART]

U.S. GOVERNMENT INCOME PORTFOLIO]

1996             3.02%
1997             7.04%
1998             8.15%
1999            (1.61)%
2000            10.39%
2001             6.57%

During the periods shown in the bar chart, the highest quarterly return was 5.02% (for the quarter ended 9/30/01) and the lowest quarterly return was (1.08)% (for the quarter ended 12/31/01).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                           1 YEAR          5 YEARS          10 YEARS
                                           ------          -------          --------
Equity Portfolio+                         (7.02)%            8.22%           12.86%
S&P 500                                  (11.91)%           10.67%           12.91%

Small Cap Portfolio+                       8.30%            11.26%           12.85%
Russell 2000 Index                         2.60%             7.54%           11.51%

Managed Portfolio+                        (4.91)%            7.49%           13.16%
S&P 500                                  (11.91)%           10.67%           12.91%

U.S. Government Income Portfolio           6.57%             6.02%            6.58%*
Lehman Intermediate Government             8.42%             7.06%            7.64%*
Bond Index
*since inception: 1/3/95

+On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

MANAGED PORTFOLIO

Q What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

U.S. GOVERNMENT INCOME PORTFOLIO

Q What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are commonly referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.

  OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of high quality debt instruments. Since the average maturity of the Portfolio's investments is between five and ten years, the Portfolio should be less volatile than a longer term bond fund.

                                      RISKS

Q What are the principal risks of investing in the Portfolios?

A The Equity, Small Cap, and Managed Portfolios invest principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio manager can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Managed Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

       -  more volatility

       -  less liquidity

       -  greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Equity, Small Cap, and Managed Portfolios may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Equity and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if:

  -  Its investment adviser uses a derivative instrument at the wrong time
  - The prices of a Portfolio's futures or options positions are not correlated with its other investments
  -  A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's
  Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

         Equity Portfolio                                  0.80%
         Small Cap Portfolio                               0.80%
         Managed Portfolio                                 0.78%

         U.S. Government Income Portfolio                  0.55%*

* Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Equity, Managed, and Small Cap Portfolios. The rate applicable to the U.S. Government Income Portfolio is 0.60% of average net assets.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration.

[PHOTO OF VIKKI HANGES]

Vikki Hanges, Senior Vice President of Oppenheimer Capital, has been the portfolio manager of the U.S. Government Portfolio since its inception. She joined Oppenheimer Capital in 1982. Ms. Hanges has a BS from Cornell University.

[PHOTO OF WILLIAM H. GROSS]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

   Net Asset Value = TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES
                    ----------------------------------------------------------
                             NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%      9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                            2001           2000           1999           1998           1997
                                          --------       --------       --------       --------       --------
Net asset value, beginning of year....     $10.50         $10.00         $10.66         $10.51         $10.38
                                           ------         ------         ------        -------         ------
INVESTMENT OPERATIONS:
Net investment income.................       0.47           0.51           0.49           0.53           0.57
Net realized and unrealized gain
  (loss)
  on investments......................       0.21           0.50          (0.66)          0.31           0.14
                                           ------         ------         ------        -------         ------
  Total income (loss) from investment
    operations........................       0.68           1.01          (0.17)          0.84           0.71
                                           ------         ------         ------        -------         ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.................      (0.47)         (0.51)         (0.49)         (0.53)         (0.57)
Net realized gains....................         --             --             --          (0.16)         (0.01)
                                           ------         ------         ------        -------         ------
  Total dividends and distributions to
    shareholders......................      (0.47)         (0.51)         (0.49)         (0.69)         (0.58)
                                           ------         ------         ------        -------         ------
Net asset value, end of year..........     $10.71         $10.50         $10.00         $10.66         $10.51
                                           ======         ======         ======        =======         ======
TOTAL RETURN (1)......................        6.6%          10.4%          (1.6)%          8.1%           7.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).......     $9,028         $9,436         $9,830        $10,542         $6,983
Ratio of expenses to average net
  assets (2)..........................       1.00%(3)       1.01%(3)       0.95%          1.00%(3)       0.93%(3)
Ratio of net investment income to
  average net assets..................       4.40%(3)       5.04%(3)       4.78%          4.96%(3)       5.51%(3)
Portfolio Turnover....................         60%            35%            69%            80%            80%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 4.35%, respectively, for the year ended December 31, 2001, 1.11% and 4.94%, respectively, for the year ended December 31, 2000, 1.19% and 4.77%, respectively, for the year ended December 31, 1998 and 1.06% and 5.38%, respectively, for the year ended December 31, 1997.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Equity Portfolio

Small Cap Portfolio

Managed Portfolio

U.S. Government Income Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolio (the "Portfolio"):

                                Managed Portfolio


Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any of the Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                            PAGE
                                                            ----
Risk/Return Summary                                          3

Principal Investment Strategies                              6

Risks                                                        6

Investment Policies                                          8

Fund Management                                              9

Share Price                                                 10

Distributions and Taxes                                     11

Financial Highlights                                        12

                               RISK/RETURN SUMMARY

INVESTMENT GOAL     Managed Portfolio             Growth of capital over time

PRINCIPAL INVESTMENT
STRATEGY                 -  The Managed Portfolio invests in common stocks,
                            bonds and cash equivalents, allocated based on the investment adviser's judgment.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to the Portfolio. OpCap Advisors has retained
                         Pacific Investment Management Company LLC ("PIMCO") as sub-adviser for a portion of the assets of the Portfolio.

                         For the OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow

                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                         PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS          Since the Portfolio invests in equity securities, you
                         could lose money or the Portfolio could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value) falls out of favor
                         - The Portfolio's investment sector declines or becomes less liquid
                         - The market does not recognize selected stocks as being undervalued.

                         Since the Portfolio invests in debt securities, you could lose money or the Portfolio could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolio may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                 The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year over the past 10 years and by showing the highest and lowest quarterly return during the same period.

                 The Portfolio's past performance does not necessarily indicate how it will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

MANAGED PORTFOLIO

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolio. The table gives some indication of the risks of the Portfolio by comparing its performance with a broad measure of market performance.

      Average Annual Total Returns for the periods ended December 31, 2001+
      --------------------------------------------------------------------

Managed Portfolio               (4.91)%           7.49%          13.16%
S&P 500                        (11.91)%          10.67%          12.91%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the

"Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above reflect the performance of the Portfolio of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

MANAGED PORTFOLIO

Q What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

                                      RISKS

Q What are the principal risks of investing in the Portfolio?

A The Portfolio invests principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   INVESTMENT STYLES - Value stocks may be out of favor for a period of time. This investment style can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Portfolio invests in a mix of equity and fixed income securities. The portfolio managers can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investments in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

       -  more volatility

       -  less liquidity

       -  greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolio use derivative instruments?

A Yes. The Portfolio may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of the Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of the Portfolio's futures or options positions are not correlated with its other investments
   -  The Portfolio cannot close out a position because of an illiquid market.

Q Does the Portfolio expect to engage in short-term trading?

A The Portfolio does not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.

Q Can the Portfolio vary from its investment goals?

A Under unusual market conditions or, when the Portfolio's Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of the Portfolio (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO manages a portion of the assets of the Portfolio.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Portfolio. The Portfolio paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

         Managed Portfolio                              0.78%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to Portfolio.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration.

[PHOTO OF WILLIAM H. GROSS]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                     TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = --------------------------------------------------------
                             NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolio does not price their shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%     9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolio at 1-800-700-8258.

You can review and copy the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Managed Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolio (the "Portfolio"):

                           PIMCO Renaissance Portfolio


Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any of the Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
Risk/Return Summary                                                     3

Sub-Adviser's Past Performance                                          4

Principal Investment Strategy                                           5

Risks                                                                   6

Investment Policy                                                       7

Fund Management                                                         9

Share Price                                                            10

Distributions and Taxes                                                10

Financial Highlights                                                  N/A

                               RISK/RETURN SUMMARY

INVESTMENT GOAL          PIMCO Renaissance Portfolio         Long term capital appreciation
                                                             and income

PRINCIPAL INVESTMENT
STRATEGY                      - The PIMCO Renaissance Portfolio invests
                                generally in equity securities of companies with market capitalizations of $1 to $10 billion that the investment adviser or the sub-adviser believes are undervalued relative to their industry group and whose business fundamentals are expected to improve.

INVESTMENT
PHILOSOPHY                    OpCap Advisors LLC ("OpCap Advisors") is the
                              investment adviser to the Portfolio. OpCap
                              Advisors has retained PIMCO Equity Advisors LLC
                              ("PIMCO Equity Advisors") as sub-adviser to the Portfolio.

                              OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                              PIMCO Equity Advisors acts as sub-adviser to the Portfolio.

                              PIMCO Equity Advisors' investment philosophy generally focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest quality companies available. The investment process includes the review of quantitative and qualitative criteria. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

                              The portfolio manager for the Renaissance
                              Portfolio ("Portfolio") selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager considers selling a stock when the company's business fundamentals appear to be weakening or when the stock's valuation has become excessive.

PRINCIPAL RISKS               Since the Portfolio invests in equity securities,
                              you could lose money or the Portfolio could underperform other investments if any of the following happens:

                              - The stock market goes down

                              - The Portfolio's investment style (i.e., value)
                                falls out of favor

                              - The Portfolio's investment sector declines or
                                becomes less liquid

                              - The market does not recognize the stocks as
                                being undervalued.

                              - The stocks selected for growth potential do not
                                achieve such growth.

                              Since the Portfolio invests in debt securities, you could lose money or the Portfolio could underperform other investments if any of the following events occur:

                              - Interest rates rise and the bond market declines

                              - Bond issuers cannot meet their obligations

                              - As a result of pre-payments, the Portfolio may
                                have to reinvest at lower rates.

                         SUB-ADVISER'S PAST PERFORMANCE

The performance results shown below represent composite returns derived from performance data furnished by PIMCO Equity Advisors which is sub-adviser to the Portfolio.

THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS.

             PIMCO RENAISSANCE PORTFOLIO COMPARABLE FUND PERFORMANCE

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
PIMCO Renaissance Fund              19.41%      21.78%      22.31%       18.80%

Russell Midcap Value Index           2.32%       6.80%      11.45%       14.41%

INFORMATION ABOUT THE PIMCO RENAISSANCE PORTFOLIO COMPARABLE FUND PERFORMANCE

The Portfolio has substantially the same investment objective, policies and strategies as the PIMCO Renaissance Fund, an existing mutual fund which is sold to the public on a retail basis ("Comparable Fund"). While the Portfolio will be managed in a manner similar to that of the Comparable Fund, investors should be aware that the Portfolio is not the same as the Comparable Fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund are lower than the total operating expenses of the Portfolio. Therefore, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund's performance. The performance figures shown above reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio.

The results shown above reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is for Class A shares at Net Asset Value.

The benchmark (or index) for the comparable Fund is a measure of the broad market for its respective strategy. The index is included to provide a detailed basis of comparison. The index is unmanaged and reflects past performance, which is not indicative of future results.

                          PRINCIPAL INVESTMENT STRATEGY

PIMCO RENAISSANCE PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation and income.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to achieve its investment objective by investing under normal conditions at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (I.E., dividend-paying) stocks. The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts ADRs).

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for long term growth of capital arise from companies that are undervalued relative to their industry group or show strong potential for growth or experience better than anticipated earnings growth.

                                      RISKS

Q  What are the principal risks of investing in the Portfolio?

A The Portfolio invests principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   INVESTMENT STYLES - Value stocks may be out of favor for a period of time. This investment style can produce poor returns for a period of time.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors and PIMCO Equity Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

     - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investments in emerging markets to no more than 5% of its total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q  Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolio use derivative instruments?

A  Yes. The Portfolio may purchase and sell derivative instruments, including:

   - futures contracts
   - options on futures contracts
   - forward foreign currency contracts
   - covered calls written on individual securities
   - uncovered calls and puts
   - options on stock indices o swaps.

   The Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of the Portfolio if:

   - Its investment adviser uses a derivative instrument at the wrong time
   - The prices of the Portfolio's futures or options positions are not correlated with its other investments
   - The Portfolio cannot close out a position because of an illiquid market.

Q  Does the Portfolio expect to engage in short-term trading?

A  The Portfolio does not expect to engage in frequent short-term trading.

Q  Can the Portfolio vary from its investment goals?

A Under unusual market conditions or, when the Portfolio's Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of the Portfolio (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO Equity Advisors is responsible for the day-to-day management of the Portfolio.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Portfolio.

OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Portfolio.

PIMCO EQUITY ADVISORS LLC

Founded in 1999, PIMCO Equity Advisors LLC has over $9.4 billion of assets under management as of December 31, 2001. PIMCO Equity Advisors is an independent investment advisor providing equity portfolio management expertise to employee benefit accounts (public, corporate and Taft-Hartley), endowments, foundations and investment companies. PIMCO Equity Advisors has its principal offices at 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO MANAGER

[PHOTO OF JOHN K. SCHNEIDER]

John K. Schneider, CFA, Managing Director/Senior Portfolio Manager of PIMCO Equity Advisors, is the Portfolio Manager of the PIMCO Renaissance Portfolio. Prior to joining PIMCO Equity Advisors in 1999, Mr. Schneider was with Schneider Capital Management as a Portfolio Manager and Partner and with Wilmington Capital Management as Partner and Generalist. Additionally, he has been with Newbold Asset Management as Member of Equity Policy Committee and

Director of Research. Mr. Schneider graduated summa cum laude from Lehigh University with a BS.

                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                      TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value= ---------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolio does not price its shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolio at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
   Telephone: 1-202-942-8090

   Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

FILE # 811-08512

OCC ACCUMULATION TRUST

PIMCO Renaissance Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                               Small Cap Portfolio

                                Managed Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
Risk/Return Summary                                                     3

Principal Investment Strategies                                         7

Risks                                                                   9

Investment Policies                                                    10

Fund Management                                                        12

Share Price                                                            14

Distributions and Taxes                                                14

Financial Highlights                                                   15

                               RISK/RETURN SUMMARY

INVESTMENT GOALS    Equity Portfolio             Long term capital appreciation

                    Small Cap Portfolio          Capital appreciation

                    Managed Portfolio            Growth of capital over time

PRINCIPAL INVESTMENT
STRATEGIES               -  The Equity Portfolio invests at least 80% of its net
                            assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

                         - The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                         - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to all of the Portfolios. OpCap Advisors has retained Pacific Investment Management Company LLC
                         ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                         For the equity investments it manages directly, i.e., the Equity and Small Cap Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliate, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                         PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS          If you invest in the Portfolios that invest in equity
                         securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value or growth) falls out of favor
                         - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                         - For the Equity, Small Cap and Managed Portfolios, the market does not recognize the stocks as being undervalued.
                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                 The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years and by showing the highest and lowest quarterly return during the same period for each Portfolio.

                 The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

1992            17.90%
1993             7.85%
1994             3.81%
1995            38.85%
1996            23.36%
1997            26.63%
1998            11.86%
1999             2.54%
2000             9.91%
2001            (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

[CHART]

SMALL CAP PORTFOLIO

1992            21.49%
1993            19.51%
1994            (1.01)%
1995            15.23%
1996            18.72%
1997            22.24%
1998            (9.03)%
1999            (1.80)%
2000            44.22%
2001             8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

[CHART]

MANAGED PORTFOLIO

1992            18.65%
1993            10.39%
1994             2.61%
1995            45.55%
1996            22.77%
1997            22.29%
1998             7.12%
1999             5.00%
2000             9.74%
2001            (4.91)%

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001+

                                    1 YEAR          5 YEARS          10 YEARS
                                    ------          -------          --------
Equity Portfolio                   (7.02)%            8.22%            12.86%
S&P 500                           (11.91)%           10.67%            12.91%

Small Cap Portfolio                 8.30%            11.26%            12.85%
Russell 2000 Index                  2.60%             7.54%            11.51%

Managed Portfolio                  (4.91)%            7.49%            13.16%
S&P 500                           (11.91)%           10.67%            12.91%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

MANAGED PORTFOLIO

Q What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

                                      RISKS

Q What are the principal risks of investing in the Portfolios?

A The Portfolios invest principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio managers can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Managed Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

       -  more volatility

       -  less liquidity

       -  greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Portfolios may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Equity and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   -  A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's
  Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

          Equity Portfolio                               0.80%
          Small Cap Portfolio                            0.80%
          Managed Portfolio                              0.78%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolio.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration.

[PHOTO OF WILLIAM H. GROSS]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                    TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = --------------------------------------------------------
                            NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%      9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Equity Portfolio

Small Cap Portfolio

Managed Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Target Portfolio

                                Mid Cap Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS
                                                                   PAGE
Risk/Return Summary                                                  3

Sub-Adviser's Past Performance                                       6

Principal Investment Strategies                                      7

Risks                                                                8

Investment Policies                                                 10

Fund Management                                                     11

Share Price                                                         12

Distributions and Taxes                                             13

Financial Highlights                                                14

                               RISK/RETURN SUMMARY

INVESTMENT GOALS  Target Portfolio                Capital appreciation

                  Mid Cap Portfolio               Long term capital appreciation

PRINCIPAL INVESTMENT
STRATEGIES               -  The Target Portfolio invests primarily in equity
                            securities of companies with market capitalizations between $1 billion and $10 billion.

                         - The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $8 billion.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to both of the Portfolios. OpCap Advisors has retained PIMCO Equity Advisors LLC ("PIMCO Equity
                         Advisors") as sub-adviser to the Target Portfolio.

                         For the equity investments it manages directly, i.e., the Mid Cap Portfolio, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                            -  Financial statements
                            -  Market share analysis
                            -  Unit volume growth
                            -  Barriers to entry
                            -  Pricing policies

                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         - substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented
                            management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value
                            relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO Equity Advisors acts as Sub-Adviser to the Target Portfolio.

                         PIMCO Equity Advisors' investment philosophy generally focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest quality companies available. The investment process includes the review of quantitative and qualitative criteria. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

PRINCIPAL RISKS          If you invest in the Portfolios that invest
                         in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -  The stock market goes down

                         -  The Portfolio's investment style
                            (i.e., value or growth) falls out of favor

                         -  The Portfolio's investment sector
                            (e.g., mid cap) declines or becomes less liquid

                         - For the Mid Cap Portfolio, the market does not recognize the stocks as being undervalued.

                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         -  As a result of pre-payments, the
                            Portfolios may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio. Performance is not shown in a bar chart for the Target Portfolio because it does not have a full calendar year of performance. Supplemental performance of the sub-adviser with regard to the Target Portfolio can be found in the section captioned "Sub-Adviser's Past Performance."

               The Portfolio's past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

MID CAP PORTFOLIO

1999            21.63%
2000            25.88%
2001             6.56%

During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was (14.41)% (for the quarter ended 9/30/01).

The following table shows the average annual returns for the Mid Cap Portfolio. The table gives some indication of the risks of the Portfolio by comparing its performance with a broad measure of market performance. Performance information is not shown in a table for the Target Portfolio because it does not have a full calendar year of performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                    1 YEAR         5 YEARS            10 YEARS
                                    ------         -------            --------
Mid Cap Portfolio                    6.56%             N/A             12.93%*
Wilshire 750 Mid Cap Index          (2.66)%            N/A              8.25%*
* since inception: 2/9/98

                         SUB-ADVISER'S PAST PERFORMANCE

The performance results shown below represent composite returns (the "Composite") derived from performance data furnished by PIMCO Equity Advisors which is sub-adviser to the Target Portfolio. The Composite is comprised of all accounts managed by PIMCO Equity Advisors with substantially similar investment objectives, policies and strategies as the Target Portfolio.

The Composite represents net performance after the deduction of advisory fees applicable to the components of the Composite. For that part of the composite comprised of the performance of a similarly managed mutual fund, administrative and other expenses have also been deducted (for this data, performance represents Class A share performance at net asset value).

Not all components of the Composite have been subject to the same types of expenses and restrictions to which the Target Portfolio is subject under the Investment Company Act and the Internal Revenue Code. The information regarding the performance of the Composite does not represent the Target Portfolio's performance. Such information should not be considered a prediction of the future performance of the Target Portfolio. The Target Portfolio is newly organized and may not have a complete performance record of its own.

The table below shows the average annual total returns of the Composite managed by PIMCO Equity Advisors for the periods set forth below. The Composite returns are also compared against the relevant benchmark (which is the same benchmark for the Target Portfolio).

THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS.

The benchmark (or index) for the Composite is a measure of the broad market for its respective strategy. The index is included to provide a detailed basis of comparison. The index is unmanaged and reflects past performance, which is not indicative of future results.

                    PAST PERFORMANCE COMPOSITE OF SUB-ADVISER
                          AVERAGE ANNUAL TOTAL RETURNS

                                                                      SINCE
                                                                      -----
                            1998      1999      2000      2001    INCEPTION(1,3)
                            ----      ----      ----      ----    --------------
Target Composite            N/A     64.51%(2)   10.12%   -28.40%       9.92%

Russell Mid Cap Growth
Index                       N/A     46.29%(2)  -11.75%   -20.15%       1.11%

    (1) The inception periods for the Target Composite is 4/1/99.
    (2) Performance is for the period April 1, 1999 through December 31,1999.
    (3) For the period ended December 31, 2001.

The Composite assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Target Portfolio will be higher than the fees and expenses paid by the Composite. The performance of the Composite would have been lower than that shown above if the Composite had been subject to the fees and expenses of the Target Portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES

TARGET PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. To the extent the Portfolio invests in mid cap companies it may take advantage of opportunities for value creation resulting from regional or product line expansion or the sale of such companies. Investments in larger-size companies help mitigate the volatility of the Portfolio.

MID CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $8 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

                                      RISKS

Q  What are the principal risks of investing in the Portfolios?

A The Target and Mid Cap Portfolios invest principally in equity securities. Equity securities may be affected by the following:

    STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

    Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

    SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

    ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

    MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks.

    INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

    FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors and PIMCO Equity Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investments in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Target and Mid Cap Portfolios may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Mid Cap Portfolio does not expect to use derivative instruments significantly, if at all. The Target Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO Equity Advisors is responsible for the day-to-day management of the Target Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Target Portfolio, for which OpCap Advisors has retained PIMCO Equity Advisors as sub-adviser, OpCap Advisors (and not the Fund) pays a portion of the advisory fees it receives to PIMCO Equity Advisors in return for its services. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

        Mid Cap Portfolio                                  0.65%*
        Target Portfolio                                   0.00%*

* Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Mid Cap and Target Portfolios.

OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Target Portfolio for investment advisory services PIMCO Equity Advisors renders to this Portfolio.

PIMCO EQUITY ADVISORS LLC

Founded in 1999, PIMCO Equity Advisors LLC has over $9.4 billion of assets under management as of December 31, 2001. PIMCO Equity Advisors is an independent investment advisor providing equity portfolio management expertise to employee benefit accounts (public, corporate and Taft-Hartley), endowments, foundations and investment companies. PIMCO Equity Advisors has its principal offices at 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO MANAGERS

[PHOTO OF LOUIS GOLDSTEIN]

Louis Goldstein has been a portfolio manager of the Mid Cap Portfolio since its inception and its sole portfolio manager since 1999. Mr. Goldstein, a Managing Director of Oppenheimer Capital, joined Oppenheimer Capital in 1991 and has 18 years of investment experience. He earned a BS Summa Cum Laude and an MBA in Finance with honors from the Wharton School of Business.

[PHOTO OF JEFFREY D. PARKER]

Jeffrey D. Parker, a Managing Director of PIMCO Equity Advisors, is the portfolio manager of the Target Portfolio. Mr. Parker joined PIMCO Equity Advisors in January 1999. Prior to this time, he was an Assistant Portfolio Manager for Eagle Asset Management from July 1996 to December 1998 and a Senior Consultant specializing in health care and technology for Andersen Consulting from February 1991 to May 1994. Mr. Parker has a BA from the University of Miami and an MBA from Vanderbilt University.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

   Net Asset Value = TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES
                     --------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
             FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                   PERIOD SEPTEMBER 4, 2001* TO DECEMBER 31, 2001



Net asset value, beginning of period..............    $10.00
                                                      -------

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ..............................     (0.01)
Net realized and unrealized loss on investments...     (0.14)
                                                      -------
Total loss from investment operations.............     (0.15)
                                                      -------
Net asset value, end of period ...................     $9.85
                                                      =======

TOTAL RETURN (1) .................................      (1.5)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) ................      $2,956
Ratio of expenses to average
    net assets (2)(3)(4)..........................       1.03%
Ratio of net investment loss to average
    net assets(3)(4) .............................      (0.41)
Portfolio Turnover ...............................         32%


---------------------------
*    Commencement of operations
(1)  Total return is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank.

(3) During the fiscal period ended December 31, 2001, the Investment Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waiver and assumption had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.84% (annualized) and (1.23%) (annualized), respectively.

(4)  Annualized

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                               FOR THE PERIOD
                                                        YEAR ENDED DECEMBER 31,             FEBRUARY 9, 1998 (1)
                                                  ------------------------------------               TO
                                                    2001          2000          1999          DECEMBER 31, 1998
                                                  --------      --------      --------      ---------------------
Net asset value, beginning of period..........     $13.02        $11.63         $9.79              $10.00
                                                  -------       -------        ------              ------
INVESTMENT OPERATIONS:
Net investment income.........................       0.00*         0.06          0.05                0.05
Net realized and unrealized gain (loss) on
  investments.................................       0.85          2.83          2.07               (0.21)
                                                  -------       -------        ------              ------
  Total income (loss) from investment
    operations................................       0.85          2.89          2.12               (0.16)
                                                  -------       -------        ------              ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................      (0.02)        (0.04)        (0.05)              (0.05)
Net realized gains............................      (0.36)        (1.46)        (0.23)                 --
Return of capital.............................      (0.03)           --            --                  --
                                                  -------       -------        ------              ------
  Total dividends and distributions to
    shareholders..............................      (0.41)        (1.50)        (0.28)              (0.05)
                                                  -------       -------        ------              ------
Net asset value, end of period................     $13.46        $13.02        $11.63               $9.79
                                                  =======       =======        ======              ======

TOTAL RETURN (2)..............................        6.6%         25.9%         21.6%               (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............    $16,479       $16,741        $5,382              $1,885
Ratio of expenses to average net assets
  (3)(4)......................................       1.00%         1.00%         1.03%               1.05%(5)
Ratio of net investment income to average net
  assets (4)..................................       0.06%         0.65%         0.62%               0.78%(5)
Portfolio Turnover............................         85%          100%          108%                 38%

------------------------

*   Less than $0.005 per share
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
    (loss) to average net assets would have been 1.15% and (0.08)%, respectively for the year ended December 31, 2001, 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05)%, respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.
(5) Annualized

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Target Portfolio

Mid Cap Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                               Small Cap Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                              PAGE
Risk/Return Summary                                             3

Principal Investment Strategies                                 6

Risks                                                           7

Investment Policies                                             8

Fund Management                                                10

Share Price                                                    11

Distributions and Taxes                                        11

Financial Highlights                                           12

                               RISK/RETURN SUMMARY

INVESTMENT GOALS       Equity Portfolio           Long term capital appreciation

                       Small Cap Portfolio        Capital appreciation

PRINCIPAL INVESTMENT
STRATEGIES                 - The Equity Portfolio invests at least 80% of its
                             net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

                           - The Small Cap Portfolio invests at least 80% of its
                             net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

INVESTMENT
PHILOSOPHY                 OpCap Advisors LLC ("OpCap Advisors") is the
                           investment adviser to both of the
                           Portfolios.

                           OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                           When selecting equity securities, OpCap
                           Advisors believes there are two major
                           components of value.

                           - A company's ability to generate earnings that
                             contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                           - Price - OpCap Advisors looks for companies with a
                             market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                           OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                           - Financial statements
                           - Market share analysis
                           - Unit volume growth
                           - Barriers to entry

                           - Pricing policies
                           - Management record.

                           OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                           - substantial and growing discretionary cash flow
                           - strong shareholder value-oriented management
                           - valuable consumer or commercial franchises
                           - high returns on capital
                           - favorable price to intrinsic value relationship.

                           In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                           There can be no assurance that OpCap Advisors will achieve its goals.

PRINCIPAL RISKS            If you invest in the Portfolios that invest in equity
                           securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                           - The stock market goes down
                           - The Portfolio's investment style (i.e., value)
                             falls out of favor
                           - The Portfolio's investment sector (e.g., mid cap)
                             declines or becomes less liquid
                           - The market does not recognize the stocks as being
                             undervalued.
                           - The stocks selected for growth potential do not
                             achieve such growth.

                           If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                           - Interest rates rise and the bond market declines
                           - Bond issuers cannot meet their obligations
                           - As a result of pre-payments, the Portfolios may
                             have to reinvest at lower rates.

BAR CHART &
PERFORMANCE

TABLE
                           The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years and by showing the highest and lowest quarterly return during the same period for each Portfolio.

                           The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

                1992            17.90%
                1993             7.85%
                1994             3.81%
                1995            38.85%
                1996            23.36%
                1997            26.63%
                1998            11.86%
                1999             2.54%
                2000             9.91%
                2001            (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

[CHART]

SMALL CAP PORTFOLIO

                1992            21.49%
                1993            19.51%
                1994            (1.01)%
                1995            15.23%
                1996            18.72%
                1997            22.24%
                1998            (9.03)%
                1999            (1.80)%
                2000            44.22%
                2001             8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001+

                                1 YEAR          5 YEARS         10 YEARS
                                -----           -------         --------
Equity Portfolio               (7.02)%            8.22%           12.86%
S&P 500                       (11.91)%           10.67%           12.91%

Small Cap Portfolio             8.30%            11.26%           12.85%
Russell 2000 Index              2.60%             7.54%           11.51%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

                                      RISKS

Q What are the principal risks of investing in the Portfolios?

A The Portfolios invest principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

     - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Portfolios may purchase and sell derivative instruments, including:

  - futures contracts
  - options on futures contracts
  - forward foreign currency contracts
  - covered calls written on individual securities
  - uncovered calls and puts
  - options on stock indices
  - swaps.

  The Portfolios do not expect to use derivative instruments significantly, if at all.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if:

  - Its investment adviser uses a derivative instrument at the wrong time
  - The prices of a Portfolio's futures or options positions are not correlated with its other investments
  - A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's Investment Adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

                Equity Portfolio                               0.80%
                Small Cap Portfolio                            0.80%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolio.

PORTFOLIO MANAGERS

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                       TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = ---------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Equity Portfolio

Small Cap Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolio (the "Portfolio"):

                             Global Equity Portfolio

Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any of the Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                       PAGE
Risk/Return Summary                                                     3

Principal Investment Strategy                                           5

Risks                                                                   6

Investment Policies                                                     7

Fund Management                                                         9

Share Price                                                            10

Distributions and Taxes                                                10

Financial Highlights                                                   11

                               RISK/RETURN SUMMARY

INVESTMENT GOAL       Global Equity Portfolio     Long term capital appreciation

PRINCIPAL INVESTMENT
STRATEGY                  -  The Global Equity Portfolio invests at least 80% of
                             its net assets, plus the amount of any borrowings for investment purposes, in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

INVESTMENT
PHILOSOPHY                OpCap Advisors LLC ("OpCap Advisors") is the
                          investment adviser to the Portfolio.

                          OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                          When selecting equity securities, OpCap Advisors believes there are two major components of value.

                          - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                          - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                          OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                          -  Financial statements
                          -  Market share analysis
                          -  Unit volume growth
                          -  Barriers to entry
                          -  Pricing policies
                          -  Management record.

                          OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                          -  substantial and growing discretionary cash flow
                          -  strong shareholder value-oriented management
                          -  valuable consumer or commercial franchises
                          -  high returns on capital
                          -  favorable price to intrinsic value relationship.

                          In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                          There can be no assurance that OpCap Advisors will achieve its goals.

PRINCIPAL RISKS           Since the Portfolio invests in equity securities, you
                          could lose money or the Portfolio could underperform other investments if any of the following happens:

                          -  The stock market goes down
                          - The Portfolio's investment sector declines or becomes less liquid
                          - The market does not recognize the stocks as being undervalued.
                          - The stocks selected for growth potential do not achieve such growth.

                          Since the Portfolio invests in debt securities, you could lose money or the Portfolio could underperform other investments if any of the following events occur:

                          -  Interest rates rise and the bond market declines
                          -  Bond issuers cannot meet their obligations
                          - As a result of pre-payments, the Portfolio may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                          The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year for each full calendar year during the life of the Portfolio and by showing the highest and lowest quarterly return during the same period.

                          The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

GLOBAL EQUITY

            1996            15.02%
            1997            14.02%
            1998            13.29%
            1999            26.53%
            2000             4.70%
            2001           (13.82)%

During the periods shown in the bar chart, the highest quarterly return was 14.89% (for the quarter ended 12/31/98) and the lowest quarterly return was (15.04)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolio. The table gives some indication of the risks of the Portfolio by comparing its performance with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                         1 YEAR          5 YEARS        10 YEARS
                                                         ------          -------        --------
Global Equity Portfolio                                 (13.82)%          8.07%         10.79%*
MSCI World Index                                        (16.82)%          5.36%          8.80%*

* since inception: 3/1/95

                          PRINCIPAL INVESTMENT STRATEGY

GLOBAL EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 5% of its total assets in fixed income securities that are below investment grade.

Q What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional investment opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.

                                      RISKS

Q What are the principal risks of investing in the Portfolio?

A The Portfolio invests principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities. This risk is greater for the Portfolio which invests on a worldwide basis.

     - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investments in emerging markets to no more than 5% of its total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

     -  more volatility

     -  less liquidity

     -  greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolio use derivative instruments?

A Yes. The Portfolio may purchase and sell derivative instruments, including:

  -  futures contracts
  -  options on futures contracts
  -  forward foreign currency contracts
  -  covered calls written on individual securities
  -  uncovered calls and puts
  -  options on stock indices
  -  swaps.

  The Portfolio does not expect to use derivative instruments significantly, if at all.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of the Portfolio if:

  -  Its investment adviser uses a derivative instrument at the wrong time
  - The prices of the Portfolio's futures or options positions are not correlated with its other investments
  -  The Portfolio cannot close out a position because of an illiquid market.

Q Does the Portfolio expect to engage in short-term trading?

A The Portfolio does not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.

Q Can the Portfolio vary from its investment goals?

A Under unusual market conditions or, when the Portfolio's Investment Adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. The Portfolio paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

        Global Equity Portfolio                                     0.80%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Portfolio.

PORTFOLIO MANAGERS

[PHOTO OF ELISA A. MAZEN]

Elisa A. Mazen, Managing Director, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is the primary global portfolio manager for the Global Equity Portfolio. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a BA in economics/finance from Douglass College, Rutgers University in 1983.

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration.

                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                       TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = ----------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolio does not price its shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                     YEAR ENDED DECEMBER 31,
                           -------------------------------------------
                            2001     2000     1999     1998     1997
                           -------  -------  -------  -------  -------
Net asset value,
  beginning of year......   $15.36   $16.56   $15.43   $14.32   $13.23
                           -------  -------  -------  -------  -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income....     0.08     0.18     0.31     0.12     0.06
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    (2.19)    0.50     3.78     1.78     1.79
                           -------  -------  -------  -------  -------
      Total income (loss)
        from investment
        operations.......    (2.11)    0.68     4.09     1.90     1.85
                           -------  -------  -------  -------  -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment
  income.................       --    (0.14)    (0.26)   (0.18)   (0.04)
In excess of net
  investment income......       --       --       --       --    (0.03)
From net realized
  gains..................    (0.16)   (1.74)   (2.70)   (0.61)   (0.69)
                           -------  -------  -------  -------  -------
      Total dividends and
        distributions to
        shareholders.....    (0.16)   (1.88)   (2.96)   (0.79)   (0.76)
                           -------  -------  -------  -------  -------
Net asset value, end of
  year...................   $13.09   $15.36   $16.56   $15.43   $14.32
                           =======  =======  =======  =======  =======

TOTAL RETURN (1).........    (13.8)%    4.7%    26.5%    13.3%    14.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $31,289  $41,299  $43,412  $34,777  $25,874
Ratio of expenses to
  average net assets
  (2)....................     1.20%    1.14%    1.10%    1.13%    1.19%(3)
Ratio of net investment
  income to average net
  assets.................     0.59%    1.07%    0.48%    0.79%    0.45%(3)
Portfolio Turnover.......       77%     110%      83%      55%      53%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year ended December 31, 1997, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively.

For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolio at 1-800-700-8258.

You can review and copy the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

    After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
    Telephone: 1-202-942-8090

    Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Global Equity Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                           PIMCO Renaissance Portfolio

                           Large Cap Growth Portfolio

                           Small Cap Growth Portfolio

                        Science and Technology Portfolio

                                Target Portfolio

                                Mid Cap Portfolio

                               Small Cap Portfolio

                             Global Equity Portfolio

                                Managed Portfolio

                               Balanced Portfolio

                        U.S. Government Income Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                        PAGE
Risk/Return Summary                                                       3

Sub-Adviser's Past Performance                                           12

Principal Investment Strategies                                          14

Risks                                                                    20

Investment Policies                                                      22

Fund Management                                                          24

Share Price                                                              28

Distributions and Taxes                                                  28

Financial Highlights                                                     30

                               RISK/RETURN SUMMARY

INVESTMENT GOALS        Equity Portfolio                          Long term capital appreciation

                        PIMCO Renaissance Portfolio               Long term capital appreciation and income

                        Large Cap Growth Portfolio                Long term capital appreciation

                        Small Cap Growth Portfolio                Capital appreciation

                        Science and Technology Portfolio          Capital appreciation

                        Target Portfolio                          Capital appreciation

                        Mid Cap Portfolio                         Long term capital appreciation

                        Small Cap Portfolio                       Capital appreciation

                        Global Equity Portfolio                   Long term capital appreciation

                        Managed Portfolio                         Growth of capital over time

                        Balanced Portfolio                        Growth of capital and investment income

                        U.S. Gov't Income Portfolio               High current income and protection of capital

PRINCIPAL INVESTMENT
STRATEGIES                 -  The Equity Portfolio invests at least 80% of its
                              net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

                           - The PIMCO Renaissance Portfolio invests generally in equity securities of companies with market capitalizations of $1 to $10 billion that the investment adviser or the sub-adviser believes are undervalued relative to their industry group and whose business fundamentals are expected to improve.

                           - The Large Cap Growth Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of at least $5 billion.

                           - The Small Cap Growth Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                           - The Science and Technology Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies which use innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

                           - The Target Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion.

                           - The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $8 billion.

                           - The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                           - The Global Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

                           - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

                           - The Balanced Portfolio invests in common stocks, preferred stocks, securities convertible into common stock and debt securities.

                           - The U.S. Government Income Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

INVESTMENT
PHILOSOPHY                 OpCap Advisors LLC ("OpCap Advisors") is the
                           investment adviser to all of the Portfolios. OpCap
                           Advisors has retained PIMCO Equity Advisors LLC
                           ("PIMCO Equity Advisors") as sub-adviser to the Large
                           Cap Growth, Small Cap Growth, Science and Technology,
                           Target and PIMCO Renaissance Portfolios. OpCap
                           Advisors has retained Pacific Investment Management
                           Company LLC ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                           For the equity investments it manages directly, i.e., the Equity, Mid Cap,

                           Small Cap, Global Equity, and Balanced Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliate, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                           When selecting equity securities, OpCap Advisors believes there are two major components of value.

                           - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                           - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                           OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                           -  Financial statements
                           -  Market share analysis
                           -  Unit volume growth
                           -  Barriers to entry
                           -  Pricing policies
                           -  Management record.

                           OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                           -  substantial and growing discretionary cash flow
                           -  strong shareholder value-oriented management
                           -  valuable consumer or commercial franchises
                           -  high returns on capital
                           -  favorable price to intrinsic value relationship.

                           In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                           There can be no assurance that OpCap Advisors will achieve its goals.

                           PIMCO Equity Advisors acts as Sub-Adviser to the Large Cap Growth, Small Cap Growth, Science and Technology, PIMCO Renaissance and Target Portfolios.

                           PIMCO Equity Advisors' investment philosophy generally focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest quality companies available. The investment process includes the review of quantitative and qualitative criteria. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

                           The portfolio manager for the Renaissance Portfolio ("Portfolio") selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager considers selling a stock when the company's business fundamentals appear to be weakening or when the stock's valuation has become excessive.

                           PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                           PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS            If you invest in the Portfolios that invest in equity
                           securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                           -  The stock market goes down
                           - The Portfolio's investment style (i.e., value or growth) falls out of favor
                           - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                           -  For the Equity, Mid Cap, Small Cap, Global Equity,
                              Managed and Balanced Portfolios, the market does
                              not recognize the stocks as being undervalued.
                           - The stocks selected for growth potential do not achieve such growth.

                           If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                           -  Interest rates rise and the bond market declines
                           -  Bond issuers cannot meet their obligations
                           - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

                           The U.S. Government Income Portfolio invests primarily in fixed-income securities issued by the U.S. Government, its agencies or instrumentalities. Securities issued by the U.S. Government, such as treasury securities, are backed by the full faith and credit of the U.S. Government. Some agency securities are also backed by the full faith and credit of the U.S. Government. Other agency securities do not carry a formal guarantee, but are considered to be of high credit quality.

BAR CHART &
PERFORMANCE
TABLE
                           The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio. Performance is not shown in a bar chart for the PIMCO Renaissance, Balanced, Large Cap Growth, Small Cap Growth and Target Portfolios because they do not have a full calendar year of performance. Supplemental performance of the sub-adviser with regard to the PIMCO Renaissance, Large Cap Growth, Small Cap Growth and Target Portfolios can be found in the section captioned "Sub-Adviser's Past Performance."

                           The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

               1992           17.90%
               1993            7.85%
               1994            3.81%
               1995           38.85%
               1996           23.36%
               1997           26.63%
               1998           11.86%
               1999            2.54%
               2000            9.91%
               2001           (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

[CHART]

SCIENCE & TECHNOLOGY

               2001           (60.79)%

During the period shown in the bar chart, the highest quarterly return was 53.55% (for the quarter ended 12/31/01) and the lowest quarterly return was (50.48)% (for the quarter ended 9/30/01).

[CHART]

MID CAP PORTFOLIO

               1999           21.63%
               2000           25.88%
               2001            6.56%

During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was (14.41)% (for the quarter ended 9/30/01).

[CHART]

SMALL CAP PORTFOLIO

          1992                 21.49%
          1993                 19.51%
          1994                 (1.01)%
          1995                 15.23%
          1996                 18.72%
          1997                 22.24%
          1998                 (9.03)%
          1999                 (1.80)%
          2000                 44.22%
          2001                  8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

[CHART]

GLOBAL EQUITY

          1996                15.02%
          1997                14.02%
          1998                13.29%
          1999                26.53%
          2000                 4.70%
          2001               (13.82)%

During the periods shown in the bar chart, the highest quarterly return was 14.89% (for the quarter ended 12/31/98) and the lowest quarterly return was (15.04)% (for the quarter ended 9/30/98).

[CHART]

MANAGED PORTFOLIO

          1992                18.65%
          1993                10.39%
          1994                 2.61%
          1995                45.55%
          1996                22.77%
          1997                22.99%
          1998                 7.12%
          1999                 5.00%
          2000                 9.74%
          2001                (4.91)%

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

[CHART]

U.S. GOVERNMENT INCOME PORTFOLIO

          1996                 3.02%
          1997                 7.04%
          1998                 8.15%
          1999                (1.61)%
          2000                10.39%
          2001                 6.57%

During the periods shown in the bar chart, the highest quarterly return was 5.02% (for the quarter ended 9/30/01) and the lowest quarterly return was (1.08)% (for the quarter ended 12/31/01).

The following table shows the average annual returns for the Equity, Managed, Mid Cap, Small Cap, Science & Technology, Global Equity and U.S. Government Income Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance. Performance information is not shown in a table for the PIMCO Renaissance, Balanced, Large Cap Growth, Small Cap Growth and Target Portfolios because they do not have a full calendar year of performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                         1 YEAR               5 YEARS             10 YEARS
                                                         ------               -------             --------
Equity Portfolio(+)                                      (7.02)%                 8.22%               12.86%
S&P 500                                                 (11.91)%                10.67%               12.91%

Science and Technology Portfolio                        (60.79)%                  N/A               (56.58)%*
Nasdaq Composite                                        (21.05)%                  N/A               (34.66)%*
*since inception: 4/12/00

Mid Cap Portfolio                                         6.56%                   N/A                12.93%*
Wilshire 750 Mid Cap Index                               (2.66)%                  N/A                 8.25%*
*Since inception: 2/9/98                                 (2.66)%                  N/A                 8.25%*

Small Cap Portfolio(+)                                    8.30%                 11.26%               12.85%
Russell 2000 Index                                        2.60%                  7.54%               11.51%

Global Equity Portfolio                                 (13.82)%                 8.07%               10.79%*
MSCI World Index                                        (16.82)%                 5.36%                8.80%*
*Since inception: 3/1/95

Managed Portfolio(+)                                     (4.91)%                 7.49%               13.16%
S&P 500                                                 (11.91)%                10.67%               12.91%

U.S. Government Income Portfolio                          6.57%                  6.02%                6.58%*
Lehman Intermediate Government Bond Index                 8.42%                  7.06%                7.64%*

*  Since inception: 1/3/95

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         SUB-ADVISER'S PAST PERFORMANCE

The performance results shown below represent composite returns (the "Composites") derived from performance data furnished by PIMCO Equity Advisors which is sub-adviser to the PIMCO Renaissance, Large Cap Growth, Small Cap Growth and Target Portfolios ("PEA Portfolios"). The Composites are comprised of all accounts managed by PIMCO Equity Advisors with substantially similar investment objectives, policies and strategies as the PEA Portfolios.

Except the PIMCO Renaissance comparable fund and a portion of the Target Portfolio Composite, the Composites have not been subject to the same types of expenses and restrictions to which the PEA Portfolio's are subject under the Investment Company Act and the Internal Revenue Code. The information regarding the performance of the Composites does not represent any of the PEA Portfolio's performance. Such information should not be considered a prediction of the future performance of the PEA Portfolios. The PEA Portfolios are newly organized and may not have a performance record of their own.

The tables below show the average annual total returns of the Composites managed by PEA for the periods set forth below. The Composite returns are also compared against their relevant benchmark (which are the same benchmarks for the PEA Portfolios).

THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS.

                        PIMCO RENAISSANCE PORTFOLIO COMPARABLE FUND PERFORMANCE
                          AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
PIMCO Renaissance Fund                  19.41%     21.78%     22.31%      18.80%

Russell Midcap Value Index               2.32%      6.80%     11.45%      14.41%

INFORMATION ABOUT THE PIMCO RENAISSANCE PORTFOLIO COMPARABLE FUND PERFORMANCE

The PIMCO Renaissance Portfolio has substantially the same investment objective, policies and strategies as the PIMCO Renaissance Fund, an existing mutual fund which is sold to the public on a retail basis ("Comparable Fund"). While the Portfolio will be managed in a manner similar to that of the Comparable Fund, investors should be aware that the Portfolio is not the same as the Comparable Fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund are lower than the total operating expenses of the Portfolio. Therefore, the performance of the

Comparable Fund would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Fund's performance. The performance figures shown above reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio.

The results shown above reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is for Class A shares at Net Asset Value.

The benchmark (or index) for each of the Composites is a measure of the broad market for their respective strategy. Each index is included to provide a detailed basis of comparison. Each index is unmanaged and reflects past performance, which is not indicative of future results.

                                   PAST PERFORMANCE COMPOSITES OF SUB-ADVISER
                                          AVERAGE ANNUAL TOTAL RETURNS
                                                                                                           SINCE
                                     1998             1999            2000              2001         INCEPTION(1),(3)
                                     ----             ----            ----              ----         ----------------
Large Cap Growth Composite             N/A           30.91%(2)       -13.59%           -24.37%            13.15%

Russell 1000 Growth Index              N/A           25.20%(2)       -22.42%           -20.42%            10.62%

Small Cap Growth Composite           -3.65%          66.03%          -12.43%           -14.99%            18.19%

Russell 2000 Growth Index             1.23%          43.09%          -22.43%             2.49%             8.33%

Target Composite                       N/A           64.51%(2)        10.12%           -28.40%             9.92%

Russell Mid Cap Growth Index           N/A           46.29%(2)       -11.75%           -20.15%             1.11%

        (1) The inception periods for the Large Cap Growth Composite, Small Cap Growth Composite and Target Composite are 4/1/99, 7/1/94 and 4/1/99, respectively.
        (2) Performance is for the period April 1, 1999 through December
            31,1999.
        (3) For the period ended December 31, 2001.

          INFORMATION ABOUT PAST PERFORMANCE COMPOSITES OF SUB-ADVISER
The past performance data for the Composites has been adjusted to reflect the management fees and other expenses actually paid by the PEA Portfolios and assume the reinvestment of all dividends and distributions. The fees and expenses paid by the PEA Portfolios will be higher than the fees and expenses paid by the Composites. The performance of the Composites would have been lower than that shown below if the Composites had been subject to the fees and expenses of the PEA Portfolios and to other restrictions applicable to investment companies under relevant laws.

Average Annual Total Return: Composite results are measured internally based upon trade date accounting and include the reinvestment of dividends and interest. Results for the full historical period are time weighted. The Composites are valued monthly and portfolio returns are asset weighted using beginning-of-month market values. Quarterly, annual and annualized periods are calculated based upon geometrically linked monthly returns.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

PIMCO RENAISSANCE PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation and income.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to achieve its investment objective by investing under normal conditions at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (I.E., dividend-paying) stocks.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for long term growth of capital arise from companies that are undervalued relative to their industry group or show strong potential for growth or experience better than anticipated earnings growth.

LARGE CAP GROWTH PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of at least $5 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. The prices of securities of large cap companies may be less volatile than those of less highly-capitalized companies.

SMALL CAP GROWTH PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of under $2 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for appreciation for small cap companies could result from product expansion or product improvement, industry transition, new management or the sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. As additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation over the long term.

SCIENCE AND TECHNOLOGY PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies which PIMCO Equity Advisors believes uses innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Portfolio emphasizes technology companies, it is not required to invest exclusively in companies in a particular business sector. The Portfolio is concentrated, investing in approximately 25 mid and large cap stocks. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for technology companies may result from the competitive strategic advantages associated with the use and service of innovative technologies as well as from the successful development and sale of those technologies.

TARGET PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. To the extent the Portfolio invests in mid cap companies it may take advantage of opportunities for value creation resulting from regional or product line expansion or the sale of such companies. Investments in larger-size companies help mitigate the volatility of the Portfolio.

MID CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $8 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

GLOBAL EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 5% of its total assets in fixed income securities that are below investment grade.

Q  What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional investment opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.

MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

BALANCED PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Growth of capital and investment income.

Q  What is the Portfolio's investment program?

A The Portfolio invests in equity and debt securities that OpCap Advisors believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer's credit improves. OpCap Advisors seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over the counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio's mix of equity securities, convertible securities and debt securities may result in the

   Portfolio's being less volatile than the market.

U.S. GOVERNMENT INCOME PORTFOLIO

Q  What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are commonly referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.

   OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of high quality debt instruments. Since the average maturity of the Portfolio's investments is between five and ten years, the Portfolio should be less volatile than a longer term bond fund.

                                      RISKS

Q  What are the principal risks of investing in the Portfolios?

A The Equity, PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios invest principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors selects securities for a Portfolio based on the investment merits of a particular issue, rather than the business sector. The Science and Technology Portfolio will invest primarily in technology related companies. Companies dependent on new technology and innovative products are more volatile than well established, older companies.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed and Balanced Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of those Portfolios can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors and PIMCO Equity Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

      - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

      - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

      - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

      - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

      - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

      - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

      - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

      - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

      - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio, Managed Portfolio or the Balanced Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

      -  more volatility

      -  less liquidity

      -  greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Equity, PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Equity, Mid Cap, Small Cap, Global Equity and Balanced Portfolios do not expect to use derivative instruments significantly, if at all. The PIMCO Renaissance, Managed, Large Cap Growth,

   Small Cap Growth, Science and Technology and Target Portfolios will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO Equity Advisors is responsible for the day-to-day management of certain of the Fund's Portfolios and PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios, for which OpCap Advisors has retained PIMCO Equity Advisors as sub-adviser, OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services. OpCap Advisors also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

                Equity Portfolio                                         0.80%
                Science and Technology Portfolio                         0.00%*
                Mid Cap Portfolio                                        0.65%*
                Small Cap Portfolio                                      0.80%
                Global Equity Portfolio                                  0.80%
                Managed Portfolio                                        0.78%
                U.S. Government Income Portfolio                         0.55%*
                Target Portfolio                                         0.00%*

* Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio (except the Global Equity Portfolio) do not exceed 1.00% (net of any expense offset) of their respective average daily net assets and such that the total operating expenses of the Global Equity Portfolio do not exceed 1.25% (net of any expense offset) of its average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Equity, Global Equity, Managed, Small Cap, Science and Technology, Mid Cap, Balanced, PIMCO Renaissance, Large Cap Growth, Small Cap Growth and Target Portfolios. The rate applicable to the U.S. Government Income Portfolio is 0.60% of average net assets.

OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios for investment advisory services PIMCO Equity Advisors renders to those Portfolios.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PIMCO EQUITY ADVISORS LLC

Founded in 1999, PIMCO Equity Advisors LLC has over $9.4 billion of assets under management as of December 31, 2001. PIMCO Equity Advisors is an independent investment advisor providing equity portfolio management expertise to employee benefit accounts (public, corporate and Taft-Hartley), endowments, foundations and investment companies. PIMCO Equity Advisors has its principal offices at 1345 Avenue of the Americas, New York, NY 10105.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF LOUIS GOLDSTEIN]

Louis Goldstein has been a portfolio manager of the Mid Cap Portfolio since its inception and its sole portfolio manager since 1999. Mr. Goldstein, a Managing Director of Oppenheimer Capital, joined Oppenheimer Capital in 1991 and has 18 years of investment experience. He earned a BS Summa Cum Laude and an MBA in Finance with honors from the Wharton School of Business.

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

{PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF ELISA A. MAZEN]

Elisa A. Mazen, Managing Director, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is the primary global portfolio manager for the Global Equity Portfolio. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a BA in economics/finance from Douglass College, Rutgers University in 1983.

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.

[PHOTO OF COLIN GLINSMAN]

Colin Glinsman, Chief Executive Officer and Managing Director of Oppenheimer Capital, has been named the portfolio manager of the Balanced Portfolio. He joined Oppenheimer Capital in 1989 as a securities analyst. Mr. Glinsman has a BA from Yale University and a MS from New York University.

[PHOTO OF VIKKI HANGES]

Vikki Hanges, Senior Vice President of Oppenheimer Capital, has been the portfolio manager of the U.S. Government Portfolio since its inception. She joined Oppenheimer Capital in 1982. Ms. Hanges has a BS from Cornell University.

[PHOTO OF KENNETH W. CORBA]

Kenneth W. Corba, Chief Executive Officer and Managing Director of PIMCO Equity Advisors, is the portfolio manager of the Large Cap Growth Portfolio. Mr. Corba joined PIMCO Equity Advisors in January 1999. Prior to this time, he was the Chief Investment Officer for Eagle Asset Management from March 1995 to March 1999 and Director of the Capital Management Group at Stein Roe & Farnham from June 1984 to February 1995. He has a BA and MBA from the University of Michigan.

[PHOTO OF MICHAEL F. GAFFNEY]

Michael F. Gaffney, a Managing Director of PIMCO Equity Advisors, is the portfolio manager of the Small Cap Growth Portfolio. Mr. Gaffney joined PIMCO Equity Advisors in January 1999. Prior to this time, he was the Senior Vice President and Portfolio Manager for Alliance Capital Management from September 1987 to January 1999. He has a BS Magna Cum Laude from St. John's University and an MBA from New York University.

[PHOTO OF DENNIS McKECHNIE]

Dennis McKechnie, a Certified Financial Analyst, is a Managing Director of PIMCO Equity Advisors. Mr. McKechnie is the manager of the Science and Technology Portfolio and joined PIMCO Equity Advisors in January 1999. He has eight years of investment management experience as the Vice President for Columbus Circle Investors from April 1991 to January 1999. Mr. McKechnie has a BS in Electrical Engineering from Purdue University and an MBA from Columbus Business School.

[PHOTO OF JEFFREY D. PARKER]

Jeffrey D. Parker, a Managing Director of PIMCO Equity Advisors, is the portfolio manager of the Target Portfolio. Mr. Parker joined PIMCO Equity Advisors in January 1999. Prior to this time, he was an Assistant Portfolio Manager for Eagle Asset Management from July 1996 to December 1998 and a Senior Consultant specializing in health care and technology for Andersen Consulting from February 1991 to May 1994. Mr. Parker has a BA from the University of Miami and an MBA from Vanderbilt University.

[PHOTO OF WILLIAM H. GROSS]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

[PHOTO OF JOHN K. SCHNEIDER]

John K. Schneider, CFA, Managing Director/Senior Portfolio Manager of PIMCO Equity Advisors, is the Portfolio Manager of the PIMCO Renaissance Portfolio. Prior to joining PIMCO Equity Advisors in 1999, Mr. Schneider was with Schneider Capital Management as a Portfolio Manager and Partner and with Wilmington Capital Management as Partner and Generalist. Additionally, he has been with Newbold Asset Management as Member of Equity Policy Committee and Director of Research. Mr. Schneider graduated summa cum laude from Lehigh University with a BS.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                      TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value= ----------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                FOR THE PERIOD
                                                               APRIL 12, 2000*
                                             YEAR ENDED            THROUGH
                                          DECEMBER 31, 2001   DECEMBER 31, 2000
                                          -----------------  --------------------
Net asset value, beginning of period....        $6.07               $10.00
                                               ------               ------
INVESTMENT OPERATIONS:
Net investment loss.....................        (0.02)               (0.03)
Net realized and unrealized loss on
  investments...........................        (3.67)               (3.90)
                                               ------               ------
  Total loss from investment
    operations..........................        (3.69)               (3.93)
                                               ------               ------
Net asset value, end of period..........        $2.38                $6.07
                                               ======               ======

TOTAL RETURN (1)........................        (60.8)%              (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......       $1,033               $1,822
Ratio of expenses to average net assets
  (2)(3)................................         1.05%                1.04%+
Ratio of net investment loss to average
  net assets (3)........................        (0.77)%              (0.39)%+
Portfolio Turnover......................          104%                  79%

------------------------

*    Commencement of operations.
+    Annualized
(1)  Total return for a period of less than one year is not annualized.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal periods indicated above, the Investment Adviser waived a portion of its fees and (for fiscal year 2001) assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 3.22% and (2.94)%, respectively, for the year ended December 31, 2001, and 1.82%(annualized) and (1.17)% (annualized), respectively, for the period ended December 31, 2000.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
             FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                   PERIOD SEPTEMBER 4, 2001* TO DECEMBER 31, 2001



Net asset value, beginning of period..............    $10.00
                                                      -------

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ..............................     (0.01)
Net realized and unrealized loss on investments...     (0.14)
                                                      -------
Total loss from investment operations.............     (0.15)
                                                      -------
Net asset value, end of period ...................     $9.85
                                                      =======

TOTAL RETURN (1) .................................      (1.5)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) ................      $2,956
Ratio of expenses to average
    net assets (2)(3)(4)..........................       1.03%
Ratio of net investment loss to average
    net assets(3)(4) .............................      (0.41)
Portfolio Turnover ...............................         32%


---------------------------
*    Commencement of operations
(1)  Total return is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank.

(3) During the fiscal period ended December 31, 2001, the Investment Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waiver and assumption had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.84% (annualized) and (1.23%) (annualized), respectively.

(4)  Annualized

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                               FOR THE PERIOD
                                                        YEAR ENDED DECEMBER 31,             FEBRUARY 9, 1998 (1)
                                                  ------------------------------------               TO
                                                    2001          2000          1999          DECEMBER 31, 1998
                                                  --------      --------      --------      ---------------------
Net asset value, beginning of period..........     $13.02        $11.63         $9.79              $10.00
                                                  -------       -------        ------              ------
INVESTMENT OPERATIONS:
Net investment income.........................       0.00*         0.06          0.05                0.05
Net realized and unrealized gain (loss) on
  investments.................................       0.85          2.83          2.07               (0.21)
                                                  -------       -------        ------              ------
  Total income (loss) from investment
    operations................................       0.85          2.89          2.12               (0.16)
                                                  -------       -------        ------              ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................      (0.02)        (0.04)        (0.05)              (0.05)
Net realized gains............................      (0.36)        (1.46)        (0.23)                 --
Return of capital.............................      (0.03)           --            --                  --
                                                  -------       -------        ------              ------
  Total dividends and distributions to
    shareholders..............................      (0.41)        (1.50)        (0.28)              (0.05)
                                                  -------       -------        ------              ------
Net asset value, end of period................     $13.46        $13.02        $11.63               $9.79
                                                  =======       =======        ======              ======

TOTAL RETURN (2)..............................        6.6%         25.9%         21.6%               (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............    $16,479       $16,741        $5,382              $1,885
Ratio of expenses to average net assets
  (3)(4)......................................       1.00%         1.00%         1.03%               1.05%(5)
Ratio of net investment income to average net
  assets (4)..................................       0.06%         0.65%         0.62%               0.78%(5)
Portfolio Turnover............................         85%          100%          108%                 38%

------------------------

*   Less than $0.005 per share
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
    (loss) to average net assets would have been 1.15% and (0.08)%, respectively for the year ended December 31, 2001, 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05)%, respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.
(5) Annualized

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                     YEAR ENDED DECEMBER 31,
                           -------------------------------------------
                            2001     2000     1999     1998     1997
                           -------  -------  -------  -------  -------
Net asset value,
  beginning of year......   $15.36   $16.56   $15.43   $14.32   $13.23
                           -------  -------  -------  -------  -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income....     0.08     0.18     0.31     0.12     0.06
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    (2.19)    0.50     3.78     1.78     1.79
                           -------  -------  -------  -------  -------
      Total income (loss)
        from investment
        operations.......    (2.11)    0.68     4.09     1.90     1.85
                           -------  -------  -------  -------  -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment
  income.................       --    (0.14)    (0.26)   (0.18)   (0.04)
In excess of net
  investment income......       --       --       --       --    (0.03)
From net realized
  gains..................    (0.16)   (1.74)   (2.70)   (0.61)   (0.69)
                           -------  -------  -------  -------  -------
      Total dividends and
        distributions to
        shareholders.....    (0.16)   (1.88)   (2.96)   (0.79)   (0.76)
                           -------  -------  -------  -------  -------
Net asset value, end of
  year...................   $13.09   $15.36   $16.56   $15.43   $14.32
                           =======  =======  =======  =======  =======

TOTAL RETURN (1).........    (13.8)%     4.7%    26.5%    13.3%    14.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $31,289  $41,299  $43,412  $34,777  $25,874
Ratio of expenses to
  average net assets
  (2)....................     1.20%    1.14%    1.10%    1.13%    1.19%(3)
Ratio of net investment
  income to average net
  assets.................     0.59%    1.07%    0.48%    0.79%    0.45%(3)
Portfolio Turnover.......       77%     110%      83%      55%      53%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year ended December 31, 1997, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%      9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
   Telephone: 1-202-942-8090

   Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Equity Portfolio

PIMCO Renaissance Portfolio

Large Cap Growth Portfolio

Small Cap Growth Portfolio

Science and Technology Portfolio

Target Portfolio

Mid Cap Portfolio

Small Cap Portfolio

Global Equity Portfolio

Managed Portfolio

Balanced Portfolio

U.S. Government Income Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                               Small Cap Portfolio

                             Global Equity Portfolio

                                Managed Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                           PAGE
                                                           ----
Risk/Return Summary                                          3

Principal Investment Strategies                              8

Risks                                                       10

Investment Policies                                         11

Fund Management                                             13

Share Price                                                 15

Distributions and Taxes                                     15

Financial Highlights                                        16

                               RISK/RETURN SUMMARY

INVESTMENT GOALS    Equity Portfolio             Long term capital appreciation

                    Small Cap Portfolio          Capital appreciation

                    Global Equity Portfolio      Long term capital appreciation

                    Managed Portfolio            Growth of capital over time

PRINCIPAL INVESTMENT
STRATEGIES               -  The Equity Portfolio invests at least 80% of its net
                            assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

                         - The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                         - The Global Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

                         - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to all of the Portfolios. OpCap Advisors has retained Pacific Investment Management Company LLC
                         ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                         For the equity investments it manages directly, i.e., the Equity, Small Cap and Global Equity Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliate, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                         PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS          If you invest in the Portfolios that invest in equity
                         securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value or growth) falls out of favor
                         - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                         - For the Equity, Small Cap, Global Equity and Managed Portfolios, the market does not recognize the stocks as being undervalued.
                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                 The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

                 The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

1992                17.90%
1993                 7.85%
1994                 3.81%
1995                38.85%
1996                23.36%
1997                26.63%
1998                11.86%
1999                 2.54%
2000                 9.91%
2001                (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

[CHART]

SMALL CAP PORTFOLIO

1992    21.49%
1993    19.51%
1994    (1.01)%
1995    15.23%
1996    18.72%
1997    22.24%
1998    (9.03)%
1999    (1.80)%
2000    44.22%
2001     8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

[CHART]

GLOBAL EQUITY

1996     15.02%
1997     14.02%
1998     13.29%
1999     26.53%
2000      4.70%
2001    (13.82)%

During the periods shown in the bar chart, the highest quarterly return was 14.89% (for the quarter ended 12/31/98) and the lowest quarterly return was (15.04)% (for the quarter ended 9/30/98).

[CHART]

MANAGED PORTFOLIO

1992    18.65%
1993    10.39%
1994     2.61%
1995    45.55%
1996    22.77%
1997    22.29%
1998     7.12%
1999     5.00%
2000     9.74%
2001    (4.91)%

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                      1 YEAR          5 YEARS          10 YEARS
                                      ------          -------          --------
Equity Portfolio+                    (7.02)%            8.22%            12.86%
S&P 500                             (11.91)%           10.67%            12.91%

Small Cap Portfolio+                  8.30%            11.26%            12.85%
Russell 2000 Index                    2.60%             7.54%            11.51%

Global Equity Portfolio             (13.82)%            8.07%            10.79%*
MSCI World Index                    (16.82)%            5.36%             8.80%*
*since inception: 3/1/95

Managed Portfolio+                   (4.91)%            7.49%            13.16%
S&P 500                             (11.91)%           10.67%            12.91%

+ On September 16, 1994, an investment company then called Quest for Value
  Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

GLOBAL EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 5% of its total assets in fixed income securities that are below investment grade.

Q What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional investment opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.

MANAGED PORTFOLIO

Q What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

                                      RISKS

Q What are the principal risks of investing in the Portfolios?

A The Equity, Small Cap, Global Equity and Managed Portfolios invest principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio managers of this Portfolio can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio or the Managed Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

       -  more volatility

       -  less liquidity

       -  greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Equity, Small Cap, Global Equity and Managed Portfolios may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Equity, Small Cap and Global Equity Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   -  A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's
  Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

          Equity Portfolio                             0.80%
          Small Cap Portfolio                          0.80%
          Global Equity Portfolio                      0.80%
          Managed Portfolio                            0.78%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolio.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF ELISA A. MAZEN]

Elisa A. Mazen, Managing Director, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is the primary global portfolio manager for the Global Equity Portfolio. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a BA in economics/finance from Douglass College, Rutgers University in 1983.

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.

[PHOTO OF WILLIAM H. GROSS]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                     TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = ----------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                     YEAR ENDED DECEMBER 31,
                           -------------------------------------------
                            2001     2000     1999     1998     1997
                           -------  -------  -------  -------  -------
Net asset value,
  beginning of year......   $15.36   $16.56   $15.43   $14.32   $13.23
                           -------  -------  -------  -------  -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income....     0.08     0.18     0.31     0.12     0.06
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    (2.19)    0.50     3.78     1.78     1.79
                           -------  -------  -------  -------  -------
      Total income (loss)
        from investment
        operations.......    (2.11)    0.68     4.09     1.90     1.85
                           -------  -------  -------  -------  -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment
  income.................       --    (0.14)    (0.26)   (0.18)   (0.04)
In excess of net
  investment income......       --       --       --       --    (0.03)
From net realized
  gains..................    (0.16)   (1.74)   (2.70)   (0.61)   (0.69)
                           -------  -------  -------  -------  -------
      Total dividends and
        distributions to
        shareholders.....    (0.16)   (1.88)   (2.96)   (0.79)   (0.76)
                           -------  -------  -------  -------  -------
Net asset value, end of
  year...................   $13.09   $15.36   $16.56   $15.43   $14.32
                           =======  =======  =======  =======  =======

TOTAL RETURN (1).........    (13.8)%     4.7%    26.5%    13.3%    14.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $31,289  $41,299  $43,412  $34,777  $25,874
Ratio of expenses to
  average net assets
  (2)....................     1.20%    1.14%    1.10%    1.13%    1.19%(3)
Ratio of net investment
  income to average net
  assets.................     0.59%    1.07%    0.48%    0.79%    0.45%(3)
Portfolio Turnover.......       77%     110%      83%      55%      53%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year ended December 31, 1997, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%      9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Equity Portfolio

Small Cap Portfolio

Global Equity Portfolio

Managed Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                                Mid Cap Portfolio

                               Small Cap Portfolio

                                Managed Portfolio


Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
Risk/Return Summary                                                          3

Principal Investment Strategies                                              8

Risks                                                                       10

Investment Policies                                                         11

Fund Management                                                             13

Share Price                                                                 15

Distributions and Taxes                                                     15

Financial Highlights                                                        16

                               RISK/RETURN SUMMARY

INVESTMENT GOALS     Equity Portfolio            Long term capital appreciation

                     Mid Cap Portfolio           Long term capital appreciation

                     Small Cap Portfolio         Capital appreciation

                     Managed Portfolio           Growth of capital over time

PRINCIPAL INVESTMENT
STRATEGIES               -    The Equity Portfolio invests at least 80% of its
                              net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

                         - The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $8 billion.

                         - The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                         - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to all of the Portfolios. OpCap Advisors has retained Pacific Investment Management Company LLC
                         ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                         For the equity investments it manages directly, i.e., the Equity, Mid Cap and Small Cap Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliate, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -    Financial statements
                         -    Market share analysis
                         -    Unit volume growth
                         -    Barriers to entry
                         -    Pricing policies
                         -    Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -    substantial and growing discretionary cash flow
                         -    strong shareholder value-oriented management
                         -    valuable consumer or commercial franchises
                         -    high returns on capital
                         -    favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                         PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS          If you invest in the Portfolios that invest in equity
                         securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -    The stock market goes down
                         - The Portfolio's investment style (i.e., value or growth) falls out of favor
                         - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                         - The market does not recognize the stocks as being undervalued.
                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -    Interest rates rise and the bond market declines
                         -    Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE

                     The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

              1992             17.90%
              1993              7.85%
              1994              3.81%
              1995             38.85%
              1996             23.36%
              1997             26.63%
              1998             11.86%
              1999              2.54%
              2000              9.91%
              2001             (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

[CHART]

MID CAP PORTFOLIO

1999             21.63%
2000             25.88%
2001              6.56%

During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was (14.41)% (for the quarter ended 9/30/01).

[CHART]

SMALL CAP PORTFOLIO

              1992             21.49%
              1993             19.51%
              1994             (1.01)%
              1995             15.23%
              1996             18.72%
              1997             22.24%
              1998             (9.03)%
              1999             (1.80)%
              2000             44.22%
              2001              8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

[CHART]

MANAGED PORTFOLIO

              1992             18.65%
              1993             10.39%
              1994              2.61%
              1995             45.55%
              1996             22.77%
              1997             22.29%
              1998              7.12%
              1999              5.00%
              2000              9.74%
              2001             (4.91)%

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                      1 YEAR           5 YEARS      10 YEARS
                                      ------           -------      --------
Equity Portfolio+                      (7.02)%          8.22%       12.86%
S&P 500                               (11.91)%         10.67%       12.91%

Mid Cap Portfolio                       6.56%            N/A        12.93%*
Wilshire 750 Mid Cap Index             (2.66)%           N/A         8.25%*
*since inception: 2/9/98

Small Cap Portfolio+                    8.30%          11.26%       12.85%
Russell 2000 Index                      2.60%           7.54%       11.51%

Managed Portfolio+                     (4.91)%          7.49%       13.16%
S&P 500                               (11.91)%         10.67%       12.91%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

MID CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $8 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

                                      RISKS

Q  What are the principal risks of investing in the Portfolios?

A The Portfolios invest principally in equity securities. Equity securities may be affected by the following:

    STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

    Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

    SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

    ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

    SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

    INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

    ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio manager can make the wrong allocation decisions.

    FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

          - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

          - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

          - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

          - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

          - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

          - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

          - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

          - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

          - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Managed Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

          -    more volatility

          -    less liquidity

          -    greater risk of issuer default or insolvency.


                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A  Yes. The Portfolios may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Equity, Mid Cap and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q  Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

        Equity Portfolio                                                  0.80%
        Mid Cap Portfolio                                                 0.65%*
        Small Cap Portfolio                                               0.80%
        Managed Portfolio                                                 0.78%

* Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio does not exceed 1.00% (net of any expense offset) of its respective average daily net assets.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolio.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF LOUIS GOLDSTEIN]

Louis Goldstein has been a portfolio manager of the Mid Cap Portfolio since its inception and its sole portfolio manager since 1999. Mr. Goldstein, a Managing Director of Oppenheimer Capital, joined Oppenheimer Capital in 1991 and has 18 years of investment experience. He earned a BS Summa Cum Laude and an MBA in Finance with honors from the Wharton School of Business.

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration.

[PHOTO OF WILLIAM H. GROSS]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                      TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = ----------------------------------------------------------
                               NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                               FOR THE PERIOD
                                                        YEAR ENDED DECEMBER 31,             FEBRUARY 9, 1998 (1)
                                                  ------------------------------------               TO
                                                    2001          2000          1999          DECEMBER 31, 1998
                                                  --------      --------      --------      ---------------------
Net asset value, beginning of period..........     $13.02        $11.63         $9.79              $10.00
                                                  -------       -------        ------              ------
INVESTMENT OPERATIONS:
Net investment income.........................       0.00*         0.06          0.05                0.05
Net realized and unrealized gain (loss) on
  investments.................................       0.85          2.83          2.07               (0.21)
                                                  -------       -------        ------              ------
  Total income (loss) from investment
    operations................................       0.85          2.89          2.12               (0.16)
                                                  -------       -------        ------              ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................      (0.02)        (0.04)        (0.05)              (0.05)
Net realized gains............................      (0.36)        (1.46)        (0.23)                 --
Return of capital.............................      (0.03)           --            --                  --
                                                  -------       -------        ------              ------
  Total dividends and distributions to
    shareholders..............................      (0.41)        (1.50)        (0.28)              (0.05)
                                                  -------       -------        ------              ------
Net asset value, end of period................     $13.46        $13.02        $11.63               $9.79
                                                  =======       =======        ======              ======

TOTAL RETURN (2)..............................        6.6%         25.9%         21.6%               (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............    $16,479       $16,741        $5,382              $1,885
Ratio of expenses to average net assets
  (3)(4)......................................       1.00%         1.00%         1.03%               1.05%(5)
Ratio of net investment income to average net
  assets (4)..................................       0.06%         0.65%         0.62%               0.78%(5)
Portfolio Turnover............................         85%          100%          108%                 38%

------------------------

*   Less than $0.005 per share
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
    (loss) to average net assets would have been 1.15% and (0.08)%, respectively for the year ended December 31, 2001, 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05)%, respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.
(5) Annualized

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%     9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

OCC ACCUMULATION TRUST

Equity Portfolio

Mid Cap Portfolio

Small Cap Portfolio

Managed Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                               Small Cap Portfolio

                                Managed Portfolio

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Risk/Return Summary                                              3

Principal Investment Strategies                                  6

Risks                                                            8

Investment Policies                                              9

Fund Management                                                 11

Share Price                                                     13

Distributions and Taxes                                         13

Financial Highlights                                            14

                              RISK/RETURN SUMMARY

INVESTMENT GOALS        Small Cap Portfolio          Capital appreciation

                        Managed Portfolio            Growth of capital over time

PRINCIPAL INVESTMENT
STRATEGIES               -  The Small Cap Portfolio invests at least 80% of its
                            net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion.

                         - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to all of the Portfolios. OpCap Advisors has retained Pacific Investment Management Company LLC
                         ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                         For the equity investments it manages directly, i.e., the Small Cap Portfolio and the portion of the assets of the Managed Portfolio not sub-advised by its affiliate, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth

                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

                         PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                         PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS          If you invest in the Portfolios that invest in equity
                         securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                         -  The stock market goes down

                         - The Portfolio's investment style (i.e., value or growth) falls out of favor
                         - The Portfolio's investment sector (e.g., small cap, mid cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                         - The market does not recognize selected stocks as being undervalued.
                         - The stocks selected for growth potential do not achieve such growth.

                         If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
               The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

               The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

SMALL CAP PORTFOLIO

1992      21.49%
1993      19.51%
1994      (1.01)%
1995      15.23%
1996      18.72%
1997      22.24%
1998      (9.03)%
1999      (1.80)%
2000      44.22%
2001       8.30%

During the periods shown in the bar chart, the highest quarterly return was 18.78% (for the quarter ended 6/30/01) and the lowest quarterly return was (17.26)% (for the quarter ended 9/30/98).

[CHART]

MANAGED PORTFOLIO

1992      18.65%
1993      10.39%
1994       2.61%
1995      45.55%
1996      22.77%
1997      22.29%
1998       7.12%
1999       5.00%
2000       9.74%
2001      (4.91)%

During the periods shown in the bar chart, the highest quarterly return was 14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001+

                                             1 YEAR              5 YEARS           10 YEARS
                                             ------              -------           --------
Small Cap Portfolio                           8.30%               11.26%            12.85%
Russell 2000 Index                            2.60%                7.54%            11.51%

Managed Portfolio                            (4.91)%               7.49%            13.16%
S&P 500                                     (11.91)%              10.67%            12.91%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q  What is the Portfolio's investment program?

A Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

                                      RISKS

Q  What are the principal risks of investing in the Portfolios?

A The Portfolios invest principally in equity securities. Equity securities may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP VOLATILITY - Small cap stocks are more volatile and generally have less trading volume than both large cap and mid cap stocks.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio managers can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

      - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

      - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

      - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

      - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

      - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

      - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investments in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

      - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

      - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

      - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Managed Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

      -  more volatility

      -  less liquidity

      -  greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A  Yes. The Portfolios may purchase and sell derivative instruments, including:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Small Cap Portfolio does not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if:

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios.

Q  Can the Portfolios vary from their investment goals?

A Under unusual market conditions or, for certain Portfolios, when a Portfolio's Investment Adviser or sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services. PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap Advisors pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

     Small Cap Portfolio                                0.80%
     Managed Portfolio                                  0.78%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolio.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed on behalf of the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

Founded in 1971, Pacific Investment Management Company manages over $241 billion as of December 31, 2001. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world. PIMCO has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660.

PORTFOLIO MANAGERS

[PHOTO OF MARK DEGENHART]

Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January 1999. Other responsibilities include research and analysis. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

[PHOTO OF RICHARD GLASEBROOK]

Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and an MBA from the Harvard School of Business Administration.

[PHOTO OF WILLIAM H. GROSS]

William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                     TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = ----------------------------------------------------------
                               NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                            DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%      9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

FILE # 811-08512

OCC ACCUMULATION TRUST

Small Cap Portfolio

Managed Portfolio

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2002

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolio (the "Portfolio"):

                                Equity Portfolio


Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any of the Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Risk/Return Summary                                                        3

Principal Investment Strategies                                            5

Risks                                                                      6

Investment Policies                                                        7

Fund Management                                                            9

Share Price                                                                9

Distributions and Taxes                                                   10

Financial Highlights                                                      11

                               RISK/RETURN SUMMARY

INVESTMENT GOAL     Equity Portfolio              Long term capital appreciation

PRINCIPAL INVESTMENT
STRATEGY                 -  The Equity Portfolio invests at least 80% of its
                            net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

INVESTMENT
PHILOSOPHY               OpCap Advisors LLC ("OpCap Advisors") is the investment
                         adviser to the Portfolio.

                         OpCap Advisors applies principles of value investing, although the individual portfolio manager may implement these principles differently.

                         When selecting equity securities, OpCap Advisors believes there are two major components of value.

                         - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                         - Price - OpCap Advisors looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

                         OpCap Advisors uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

                         -  Financial statements
                         -  Market share analysis
                         -  Unit volume growth
                         -  Barriers to entry
                         -  Pricing policies
                         -  Management record.

                         OpCap Advisors uses fundamental analysis to select companies it believes have one or more of the following characteristics:

                         -  substantial and growing discretionary cash flow
                         -  strong shareholder value-oriented management
                         -  valuable consumer or commercial franchises
                         -  high returns on capital
                         -  favorable price to intrinsic value relationship.

                         In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                         There can be no assurance that OpCap Advisors will achieve its goals.

PRINCIPAL RISKS          Since the Portfolio that invests in equity securities,
                         you could lose money or the Portfolio could underperform other investments if any of the following happens:

                         -  The stock market goes down
                         - The Portfolio's investment style (i.e., value) falls out of favor
                         - The market does not recognize the stocks as being undervalued.

                         Since the Portfolio invests in debt securities, you could lose money or the Portfolio could underperform other investments if any of the following events occur:

                         -  Interest rates rise and the bond market declines
                         -  Bond issuers cannot meet their obligations
                         - As a result of pre-payments, the Portfolio may have to reinvest at lower rates.

BAR CHART &
PERFORMANCE
TABLE
               The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year over the past 10 years and by showing the highest and lowest quarterly return during the same period.

               The Portfolio's past performance does not necessarily indicate how it will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

[CHART]

EQUITY PORTFOLIO

1992            17.90%
1993             7.85%
1994             3.81%
1995            38.85%
1996            23.36%
1997            26.63%
1998            11.86%
1999             2.54%
2000             9.91%
2001            (7.02)%

During the periods shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/30/97) and the lowest quarterly return was (12.35)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolio. The table gives some indication of the risks of the Portfolio by comparing its performance with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001+

                                         1 YEAR             5 YEARS             10 YEARS
                                         ------             -------             --------
Equity Portfolio                        (7.02)%               8.22%               12.86%
S&P 500                                (11.91)%              10.67%               12.91%

+ On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above reflect the performance of the corresponding Portfolio of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q What is the Portfolio's investment program?

A Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

                                      RISKS

Q What are the principal risks of investing in the Portfolio?

A The Portfolio invests principally in equity securities. Equity securities may be affected by the following:

  STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments.

  Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

  SECURITY SELECTION - The portfolio manager may select stocks that decline in value, are not recognized as undervalued by the market or do not achieve expectations for growth in income or revenues.

  ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

  INVESTMENT STYLES - Value stocks may be out of favor for a period of time. This investment style can produce poor returns for a period of time.

  FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have more risks than U.S. securities.

       - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

       - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

       - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

       - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

       - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

       - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investments in emerging markets to no more than 5% of its total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

       - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

       - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

       - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolio use derivative instruments?

A Yes. The Portfolio may purchase and sell derivative instruments, including:

  -  futures contracts
  -  options on futures contracts
  -  forward foreign currency contracts
  -  covered calls written on individual securities
  -  uncovered calls and puts
  -  options on stock indices
  -  swaps.

  The Portfolio does not expect to use derivative instruments significantly, if at all.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of the Portfolio if:

  -  Its investment adviser uses a derivative instrument at the wrong time
  - The prices of the Portfolio's futures or options positions are not correlated with its other investments
  -  The Portfolio cannot close out a position because of an illiquid market.

Q Does the Portfolio expect to engage in short-term trading?

A The Portfolio does not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.

Q Can the Portfolio vary from its investment goals?

A Under unusual market conditions or, when the Portfolio's Investment Adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. OpCap Advisors and Oppenheimer Capital have acted as investment advisers since 1987 and 1969, respectively. The mailing address of each is 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors manages the investments of the Portfolio (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital and OpCap Advisors perform these services.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. The Portfolio paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2001:

         Equity Portfolio                              0.80%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Portfolio.

PORTFOLIO MANAGER

[PHOTO OF JOHN LINDENTHAL]

John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                    TOTAL PORTFOLIO INVESTMENTS + OTHER ASSETS - LIABILITIES Net Asset Value = -----------------------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund generally uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolio does not price its shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange (or after the close of a foreign market, if the security trades in that market) that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                            DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict were to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.

For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolio at 1-800-700-8258.

You can review and copy the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

FILE # 811-08512

OCC ACCUMULATION TRUST

Equity Portfolio

                       STATEMENT OF ADDITIONAL INFORMATION

OCC ACCUMULATION TRUST

Equity Portfolio
PIMCO Renaissance Portfolio
Large Cap Growth Portfolio
Small Cap Growth Portfolio
Science and Technology Portfolio
Target Portfolio
Mid Cap Portfolio
Small Cap Portfolio
Global Equity Portfolio
Managed Portfolio
Balanced Portfolio
U.S. Government Income Portfolio

1345 Avenue of the Americas
New York, NY  10105-4800


     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 2002 (the "Prospectus") of OCC Accumulation Trust (the "Fund"). Contractowners can obtain copies of the Prospectus by written request to the life insurance company who issued the Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2002.

                                TABLE OF CONTENTS

                                                             PAGE
                                                             ----

Investment of Assets                                            3

Investment Restrictions                                        20

Trustees and Officers                                          23

Control Persons                                                32

Investment Management and Other Services                       37

Determination of Net Asset Value                               40

Dividends, Distribution and Taxes                              41

Portfolio Yield and Total Return Information                   42

Financial Statements                                           45

Additional Information                                         46

                              INVESTMENT OF ASSETS

     In addition to the principal investment strategy of each of the twelve portfolios of the Fund ("Portfolios") discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described in the descriptions below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or specifically by the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES. Certain obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). In addition to securities issued by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), another type of mortgage-backed security is the CMO, which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, and which may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in CMOs which are of high quality, as determined by the Board of Trustees.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). Each of the PIMCO Renaissance, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional, loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). Each of the PIMCO Renaissance, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may invest in SMBS. SMBS are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of the other class may receive all of the principal payments. SMBS are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBS is not as fully developed as other markets; SMBS therefore may be illiquid.

     ASSET-BACKED SECURITIES ("ABS"). Each of the PIMCO Renaissance, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may invest in asset-backed securities. Asset-backed securities may be structured as undivided fractional ownership interests in an underlying pool of assets or as debt instruments issued by a special purpose entity organized solely for the purpose of owning these assets and issuing such debt. Examples of assets used to back asset-backed securities include motor vehicle installment sales contracts, installment loans secured by motor vehicles, receivables representing amounts owed by businesses to vendors or other trade creditors and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks. Some asset-backed securities may be subject to the prepayment and extension risks. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Trade receivables may also be unsecured.

     Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of automobile receivables may not have a proper security interest in all of the obligations backing these receivables. Therefore, it is possible that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investments in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus.

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors LLC ("OpCap Advisors" or

"Investment Adviser") or if delegated to a sub-adviser, will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios' investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are fully payable (principal amount plus accrued interest) on demand or within seven days after demand.

     LOWER RATED BONDS. Each Portfolio (except the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios) may invest up to 5% of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Rating Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). These securities are commonly known as "high yield securities." The Balanced Portfolio may invest up to 25% of its assets in high yield securities. Securities rated less than Baa by Moody's or BBB- by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Investment Adviser's or a sub-adviser's own independent and ongoing review of credit quality. High yield securities may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for high yield securities may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, high yield securities prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its high yield securities accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its high yield securities investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for high yield securities also may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding high yield securities.

     DOLLAR ROLLS. The U.S. Government Income and Managed Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as interest earned on the cash proceeds of the initial sale.

     The Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

     PORTFOLIO SECURITIES LOANS. The Fund on behalf of the PIMCO Renaissance, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Portfolio collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Portfolio any income accruing thereon. The borrower also compensates the Portfolio by paying a loan fee or by allowing the Portfolio to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Portfolio's potential return, it will also increase the Portfolio's potential for loss.

     A Portfolio normally will lend securities subject to termination by the Portfolio in the normal settlement time or by the borrower on one day's notice. The borrower must return the securities, and the Portfolio must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the Portfolio and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of securities. The PIMCO Renaissance Portfolio does not currently intend to lend more than 25% of its total assets. This policy is not fundamental.

     REPURCHASE AGREEMENTS. The Fund on behalf of a Portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Portfolio's purchase price, with the difference being income to the Portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty's obligations, valued daily. Collateral is held by the Fund's custodian for the benefit of the Portfolio.

     Repurchase agreements afford a Portfolio an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     To minimize the risk of counterparty default, the investment adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.

     REVERSE REPURCHASE AGREEMENTS. The Fund on behalf of the PIMCO Renaissance, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may enter into reverse repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Reverse repurchase agreements are arrangements under which a Portfolio sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Portfolio's sale price, with the difference representing the cost to the Portfolio of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Reverse repurchase agreements are considered to be a form of, and are subject to the Fund's restrictions on, borrowing.

     HEDGING. As stated in the Prospectus, the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Managed, Balanced, Mid Cap, Small Cap and Equity Portfolios may engage in options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.

     FINANCIAL FUTURES CONTRACTS. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The PIMCO Renaissance, Managed, Mid Cap, Large Cap Growth, Small Cap Growth, Science and Technology, Target and Global Equity Portfolio may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's ("S&P") 500 Index or the Financial Times Equity Index ("index" futures). At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of the Portfolio's total assets. This limitation is not a fundamental policy.

     INFORMATION ON PUTS AND CALLS. The PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Mid Cap, Balanced, Managed, Small Cap and Equity Portfolios may write calls on individual securities. The PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Mid Cap, Managed, Balanced and Global Equity Portfolios are authorized to write covered put and call options and purchase put and call options on the securities in which they may invest. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio's securities.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase Portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     OPTIONS ON FUTURES. The PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Balanced, Managed, Mid Cap, Small Cap and Equity Portfolios may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio's holdings against the risk of a decline in securities prices.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     STOCK INDEX FUTURES AND RELATED OPTIONS. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

     There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio's holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio's securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Investment Adviser or a sub-adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

     Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

     Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge a portfolio's securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

     DERIVATIVES. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund (to the extent a Portfolio may invest in derivatives) will typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A

Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed.

     The Fund may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio manager to forecast interest rates and other economic factors correctly. If the portfolio manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the portfolio manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     SWAP AGREEMENTS. The Fund (to the extent a Portfolio is permitted to invest in swaps) may enter into interest rate, index, credit and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements and options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the portfolio manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the portfolio manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Investment Adviser or a sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act, when a Portfolio sells a future, the Fund, on behalf of the Portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Fund and each Portfolio must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund and each Portfolio from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a Portfolio may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets. Each Portfolio may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

     TAX ASPECTS OF HEDGING INSTRUMENTS. Each Portfolio in the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the Internal Revenue Code specify that income from hedging options, futures and other gains derived from hedging investments in securities is qualifying income under the 90% test.

     Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a portfolio at the end of each taxable year may be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

     It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Investment Adviser's or a sub-adviser's investment judgment about the general direction of securities prices is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into a Hedging Transaction.

     Also, when a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     INVESTMENT IN FOREIGN SECURITIES. As described in the Prospectus, the Global Equity Portfolio will, and the Equity, PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Balanced, Mid Cap, Small Cap and Managed Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depositary receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market. Except for the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, and Target Portfolios, there is no limit on the amount of such foreign securities that the Portfolios might acquire. Each of the PIMCO Renaissance, Large Cap Growth, Small Cap Growth and Target Portfolios may invest up to 15% of its assets in foreign securities, except that the PIMCO Renaissance Portfolio can invest without limit in securities of foreign issuers that are traded in U.S. markets (including American Depository Receipts).

     The Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund's custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

     Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

     INVESTMENTS IN EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. These countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in these countries. The Investment Adviser or a sub-adviser will consider these factors when evaluating securities in these markets.

     FOREIGN CURRENCY TRANSACTIONS. The PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Balanced, Equity, Mid Cap, Small Cap and Managed Portfolios do not intend to create exposure in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Balanced, Mid Cap, Equity, Small Cap and Managed Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. These Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund's custodian bank will place cash, U.S. Government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios' total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios' commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

     The Global Equity and Managed Portfolios may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Global Equity and Managed Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code
Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

     FOREIGN CUSTODY. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios' holdings of securities of issuers located outside of the U.S. will be held by the Fund's sub-custodians who will be approved by the Trustees or by the Trustees' delegate in accordance with such Rules. The Trustees or their delegate will determine that the Portfolios' assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian's practices, procedures and internal controls; the custodian's general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the Trustees' or their delegates' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

     CONVERTIBLE SECURITIES. As specified in the Prospectus, certain Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     FOREIGN AND DOMESTIC SECURITY SELECTION PROCESS. The allocation of assets between U.S. and foreign markets for the Global Equity Portfolio in particular, as well as all other Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Investment Adviser or a sub-adviser. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which, in the case of the Global Equity Portfolio, represent exceptional values in terms of such factors as assets, earnings and growth potential.

     INVESTING IN SMALL AND MEDIUM CAPITALIZATION COMPANIES. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may:

     -    Have more limited product lines and capital resources
     -    Have less established markets for their products
     - Have earnings that are more sensitive to changes in the economy, competition and technology
     -    Be more dependent upon key members of management.

     The market value of the common stock of small and medium capitalization companies may:

     - Be more volatile, particularly in response to company announcements or industry events
     -    Have less active trading markets
     - Be harder to sell at the time and prices that the adviser considers appropriate.

     WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. The PIMCO Renaissance, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as "when issued," "delayed delivery' or `forward commitment" securities, may have a market value on delivery which is less than the amount paid by the Portfolio. Although the Portfolio will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the adviser. Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the Portfolio's purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively, except that these limits do not apply if a Portfolio is acquiring securities of an investment company in the same group of investment companies, the Portfolio only invests in securities of other investment companies that are part of the same group, government securities and short-term paper; sales or distribution charges are charged only at one of the acquired or acquiring investment companies and the acquired company has a policy restricting it from investing in securities of other investment companies under these exceptions. To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

     PASSIVE FOREIGN INVESTMENT COMPANY INCOME. If a Portfolio invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of 1997, a mark-to-market regime was established that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC's would be significant.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. Restrictions 1, 2, and 3 do not apply to U.S. Government securities. Restriction 1 does not apply to the PIMCO Renaissance Portfolio.

     ADDITIONAL RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS, EXCEPT AS SPECIFICALLY NOTED ABOVE. Each Portfolio of the Fund may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Except for the Small Cap Growth and Science and Technology Portfolios, invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     5. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     6. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or a sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

     8. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

     9. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

     10. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

     11. Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

     12. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purposes of exercising control or management of another company.

     14. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

     15. Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


     RESTRICTIONS APPLICABLE TO THE EQUITY, MID CAP, MANAGED, GLOBAL EQUITY, BALANCED AND SMALL CAP PORTFOLIOS ONLY. Each of the above Portfolios may not:

     1. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity, Mid Cap, Managed, Global Equity, Balanced and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio's total assets.

     RESTRICTIONS APPLICABLE TO THE PIMCO RENAISSANCE, LARGE CAP GROWTH, SMALL CAP GROWTH, SCIENCE AND TECHNOLOGY AND TARGET PORTFOLIOS ONLY. Each of the above Portfolios may not:

     1. Invest more than 15% of its total assets in securities the disposition of which is restricted under the federal securities laws (excluding securities offered and sold under Rule 144A of the Securities Act of 1933 (the "1933 Act") and commercial paper offered and sold under
          Section 4(2) of the 1933 Act), OTC Options and initial offerings and private offerings of SMBs.

     2. Engage in short sales of securities or maintain a short position for the account of a Portfolio unless the Portfolio owns an equal amount of the securities or own the right to acquire securities of the same issue as the securities sold short without the payment of further consideration.

     3. With respect to 75% of a Portfolio's total assets, invest more than 5% of the assets in the securities of any one issuer (This limitation does not apply to bank certificates of deposit or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.).

     4. Write (sell) or purchase options except that each Portfolio may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions for those options, and (b) purchase put and call options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments, provided that the premiums paid by each Portfolio on all outstanding options it has purchased do not exceed 5% of its total assets. Each Portfolio may enter into closing sale transactions for options it purchases.

                              TRUSTEES AND OFFICERS

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of OpCap Advisors. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. The Trustee who is an "interested person," as defined in the 1940 Act, is denoted by an asterisk. The address of the officers and trustees is 1345 Avenue of the Americas, New York, New York 10105-4800, except as noted. As of March 31, 2002, the trustees and officers of the Fund as a group owned none of its outstanding shares.

                                    TRUSTEES

     =====================================================================================================================
               (1)                  (2)             (3)                (4)                     (5)             (6)
                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORTFOLIOS IN       OTHER
              NAME               POSITIONS      LENGTH OF         OCCUPATION(S)            FUND COMPLEX    DIRECTORSHIPS
             ADDRESS             HELD WITH         TIME            DURING PAST             OVERSEEN BY        HELD BY
             AND AGE                FUND         SERVED+             5 YEARS                 TRUSTEE          TRUSTEE
     =====================================================================================================================
     STEPHEN J.             President,         2000        Managing Director of          48               N/A
     TREADWAY*              Chairman of                    Allianz Dresnder
     Age: 54                the Board                      Asset Management of
                                                           America L.P.
                                                           ("ADAM"); Managing
                                                           Director and Chief
                                                           Executive Officer,
                                                           PIMCO Funds
                                                           Distributors LLC

     V. LEE BARNES          Trustee            2000        Principal, Glenville          13               N/A
     Age: 65                                               Associates,
                                                           management

                                       23

     =====================================================================================================================
               (1)                  (2)             (3)                (4)                     (5)             (6)
                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORTFOLIOS IN       OTHER
              NAME               POSITIONS      LENGTH OF         OCCUPATION(S)            FUND COMPLEX    DIRECTORSHIPS
             ADDRESS             HELD WITH         TIME            DURING PAST             OVERSEEN BY        HELD BY
             AND AGE                FUND         SERVED+             5 YEARS                 TRUSTEE          TRUSTEE
     =====================================================================================================================
                                                           consultants to the
                                                           insurance industry;
                                                           President, Chief
                                                           Executive Officer and
                                                           Director of Net
                                                           Learning Services
                                                           Corporation since
                                                           January 1999;
                                                           Director of Davis
                                                           International Banking
                                                           Consultants since
                                                           July 1993;
                                                           previously,
                                                           consultant and acting
                                                           Vice-President of
                                                           Smyth, Sanford &
                                                           Gerard Professional
                                                           Liability L.L.C., an
                                                           insurance
                                                           underwriting agency.

     PAUL Y. CLINTON        Trustee            2000        Principal of Clinton          13               Capital Cash
     Age: 71                                               Management                                     Management Trust;
                                                           Associates, a                                  Narragansett
                                                           financial and                                  Tax-Free Fund;
                                                           venture capital                                Rochester Fund
                                                           consulting firm;                               Municipals;
                                                           formerly, Director,                            Rochester
                                                           External Affairs,                              Portfolio Series
                                                           Kravco Corporation,                            Limited Term New
                                                           a national real                                York Municipals
                                                           estate owner and                               and Bond Fund
                                                           property management                            Series;
                                                           corporation;                                   Oppenheimer
                                                           Preisdent, of Essex                            Convertible
                                                           Management                                     Securities Fund;
                                                           Corporation, a                                 Oppenheimer Mid
                                                           management                                     Cap Fund
                                                           consulting company;
                                                           President of Geneve
                                                           Corp., a venture
                                                           capital fund;
                                                           Chairman of Woodland
                                                           Capital Corp., a
                                                           small business
                                                           investment

                                       24

     =====================================================================================================================
               (1)                  (2)             (3)                (4)                     (5)             (6)
                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORTFOLIOS IN       OTHER
              NAME               POSITIONS      LENGTH OF         OCCUPATION(S)            FUND COMPLEX    DIRECTORSHIPS
             ADDRESS             HELD WITH         TIME            DURING PAST             OVERSEEN BY        HELD BY
             AND AGE                FUND         SERVED+             5 YEARS                 TRUSTEE          TRUSTEE
     =====================================================================================================================
                                                           company;
                                                           Vice President of
                                                           W.R. Grace & Co.

     THOMAS W. COURTNEY     Trustee            2000        Principal of                  13               Rochester Fund
     Age: 68                                               Courtney Associates,                           Municipals;
                                                           Inc., a venture                                Rochester
                                                           capital business;                              Portfolio Series
                                                           formerly, General                              Limited Term New
                                                           Partner, Trivest                               York Municipals
                                                           Venture Fund, a                                and Bond Fund
                                                           private venture                                Series;
                                                           capital fund;                                  Oppenheimer
                                                           President of                                   Convertible
                                                           Federated Investment                           Securities Fund;
                                                           Counseling, Inc.;                              Oppenheimer Mid
                                                           President of Boston                            Cap Fund;
                                                           Company                                        Hawaiian Tax-Free
                                                           Institutional                                  Trust; Tax-Free
                                                           Investors;  Director                           Trust of Arizona
                                                           of several privately
                                                           owned corporations;
                                                           Director of
                                                           Financial Analysts
                                                           Federation.

     LACY B. HERRMANN       Trustee            1994        Chairman of the               13               Churchill Cash
     Age: 72                                               Board and Chief                                Reserves Trust,
                                                           Executive Officer of                           Aquila - Cascadia
                                                           Aquila Management                              Equity Fund,
                                                           Corporation, the                               Pacific Capital
                                                           sponsoring                                     Cash Assets
                                                           organization and                               Trust, Pacific
                                                           administrator and/or                           Capital U.S.
                                                           advisor or                                     Treasuries Cash
                                                           sub-advisor to a                               Assets Trust,
                                                           group of 15 funds                              Pacific Capital
                                                           consisting of seven                            Tax-Free Cash
                                                           single-state,                                  Assets Trust,
                                                           tax-free municipal                             Prime Cash Fund,
                                                           bond funds, six                                Narragansett
                                                           money market funds                             Insured Tax-Free
                                                           and two regional                               Income Fund,
                                                           equity funds, since                            Tax-Free Fund for
                                                           1984 and Chairman of                           Utah, Churchill
                                                           the Board of                                   Tax-
                                                           Trustees of each of
                                                           these funds;

                                       25

     ==========================================================================================================================
               (1)                  (2)             (3)                (4)                     (5)               (6)
                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORTFOLIOS IN        OTHER
              NAME               POSITIONS      LENGTH OF         OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
             ADDRESS             HELD WITH         TIME            DURING PAST             OVERSEEN BY          HELD BY
             AND AGE                FUND         SERVED+             5 YEARS                 TRUSTEE            TRUSTEE
     ==========================================================================================================================
                                                           Vice                                           Free Fund of Kentuky,
                                                           President, Director,                           Tax-Free Fund of
                                                           Secretary and former                           Colorado,
                                                           Treasurer of Aquila                            Tax-Free Trust of
                                                           Distributors, Inc.,                            Oregon, Tax-Free
                                                           distributor of each                            Trust of Arizona,
                                                           of the above funds,                            Hawaiian Tax-Free
                                                           since 1981;                                    Trust, and Aquila
                                                           President and                                  Rocky Mountain
                                                           Chairman of the                                Equity Fund;
                                                           Board of Trustees of
                                                           Capital Cash
                                                           Management Trust
                                                           ("CCMT") and an
                                                           Officer and
                                                           Trustee/Director of
                                                           its predecessors;
                                                           President and
                                                           Director of STCM
                                                           Management Company,
                                                           Inc., sponsor and
                                                           Adviser  to CCMT;
                                                           Chairman, President
                                                           and a Director of
                                                           InCap Management
                                                           Corporation,
                                                           formerly,
                                                           sub-adviser and
                                                           administrator of
                                                           Prime Cash Fund and
                                                           Short-term Asset
                                                           Reserves; Trustee
                                                           Emeritus of Brown
                                                           University since
                                                           1996; Trustee of
                                                           Hopkins School since
                                                           1993.

     THEODORE T. MASON      Trustee            2000        Executive Director           13                Capital Cash
     Age: 66                                               of Louisiana Power                             Management Trust;
                                                           Partners L.L.C.                                Prime Cash Fund
                                                           since 1999 and of                              (inactive); Short
                                                           East Wind Power                                Term Asset
                                                           Partners LTd. since                            Reserves;
                                                           1994; First Vice                               Hawaiian Tax-Free
                                                           President of the                               Trust;
                                                           Alumni Association

                                       26

     =====================================================================================================================
               (1)                  (2)             (3)                (4)                     (5)             (6)
                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORTFOLIOS IN       OTHER
              NAME               POSITIONS      LENGTH OF         OCCUPATION(S)            FUND COMPLEX    DIRECTORSHIPS
             ADDRESS             HELD WITH         TIME            DURING PAST             OVERSEEN BY        HELD BY
             AND AGE                FUND         SERVED+             5 YEARS                 TRUSTEE          TRUSTEE
     =====================================================================================================================
                                                           of SUNY Maritime                               Pacific
                                                           College (Second Vice                           Capital Cash
                                                           President 1998-2000)                           Assets Trust;
                                                           and Director of the                            Churchill Cash
                                                           same organizations                             Reserves Trust
                                                           since 1997; Director                           (inactive);
                                                           of STCM Management                             Pacific Capital
                                                           Company, Inc.;                                 Tax-Free Cash
                                                           Director of the                                Assets Trust;
                                                           Maritime Industry                              Pacific Capital
                                                           Museum at Fort                                 U.S. Government
                                                           Schuyler; Trustee of                           Securities Cash
                                                           Maritime College at                            Asset Trust;
                                                           Fort Schuyler                                  Churchill
                                                           Foundation, Inc.                               Tax-Free Fund of
                                                           since 2000; Director                           Kentucky
                                                           of Navy League of the
                                                           New York Council,
                                                           2002; former National
                                                           Officer of the Naval
                                                           Reserve Association
                                                           and Commanding
                                                           Officer of four Naval
                                                           Reserve nits, Captain
                                                           USNR (Ret.)

+ Under the Fund's By-Laws, each Trustee shall serve until his or her successor is elected and qualified.
* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors LLC, the Fund's Investment Advisor.

                                    OFFICERS

     =====================================================================================================================
               (1)               (2)              (3)              (4)                        (5)              (6)
                                                TERM OF                                     NUMBER OF
                                               OFFICE AND       PRINCIPAL                PORTFOLIOS IN      OTHER
               NAME          POSITION(S)       LENGTH OF      OCCUPATION(S)              FUND COMPLEX     DIRECTORSHIPS
             ADDRESS          HELD WITH           TIME         DURING PAST                OVERSEEN BY       HELD BY
             AND AGE            FUND            SERVED+          5 YEARS                    TRUSTEE         TRUSTEE
     =====================================================================================================================
     BRIAN S. SHLISSEL      Executive           2000       Senior Vice President         N/A              N/A
     Age: 37                Vice                           of PIMCO Funds
                            President                      Advisors LLC since
                            and Treasurer                  July 1999; Vice
                                                           President of Mitchell

                                       27

     =====================================================================================================================
               (1)               (2)              (3)              (4)                        (5)              (6)
                                                TERM OF                                     NUMBER OF
                                               OFFICE AND       PRINCIPAL                PORTFOLIOS IN      OTHER
               NAME          POSITION(S)       LENGTH OF      OCCUPATION(S)              FUND COMPLEX     DIRECTORSHIPS
             ADDRESS          HELD WITH           TIME         DURING PAST                OVERSEEN BY       HELD BY
             AND AGE            FUND            SERVED+          5 YEARS                    TRUSTEE         TRUSTEE
     =====================================================================================================================
                                                           Hutchins Asset
                                                           Management Inc., from
                                                           1993 to 1999.

     MALCOLM BISHOPP        Executive           2001       Managing Director,            N/A              N/A
     Age: 53                Vice                           Marketing and Client
                            President                      Services, OpCap
                                                           Advisors LLC

     STEVEN CALABRIA        Vice                2000       Senior Vice                   N/A              N/A
     Age: 38                President                      President, Marketing
                                                           and Client Services,
                                                           OpCap Advisors LLC

     MICHAEL  B.            Secretary           2001       Vice President of             N/A              N/A
     ZUCKERMAN                                             ADAM since 2001;
     Age: 37                                               formerly, Associate,
                                                           Dechert Price and
                                                           Rhoads; Associate
                                                           Counsel, Metropolitan
                                                           Life Insurance.

     COLIN GLINSMAN         Vice                1997       Chief Executive               N/A              N/A
     Age: 44                President                      Officer and Managing
                            and                            Director of
                            Portfolio                      Oppenheimer Capital;
                            Manager                        Chief Executive
                                                           Officer and Vice
                                                           President of OpCap
                                                           Advisors

     MARK F. DEGENHART      Vice                1999       Senior Vice President         N/A              N/A
     Age: 37                President                      of Oppenheimer
                            and                            Capital; Vice
                            Portfolio                      President of OpCap
                            Manager                        Advisors; previously,
                                                           Director of Research
                                                           and Associate
                                                           Portfolio Manager of
                                                           Palisades Capital
                                                           Management

     RICHARD                Vice                1994       Managing Director of          N/A              N/A
     GLASEBROOK II          President                      Oppenheimer Capital;
     Age: 52                and                            Vice President of
                            Portfolio                      OpCap Advisors
                            Manager

     LOUIS P. GOLDSTEIN     Vice                1998       Managing Director of          N/A              N/A
     Age: 40                President                      Oppenheimer Capital;
                            and                            Vice President of
                            Portfolio                      OpCap Advisors
                            Manager

     VIKKI Y. HANGES        Vice                1994       Senior Vice President         N/A              N/A

                                       28

     =====================================================================================================================
               (1)               (2)              (3)              (4)                        (5)              (6)
                                                TERM OF                                     NUMBER OF
                                               OFFICE AND       PRINCIPAL                PORTFOLIOS IN      OTHER
               NAME          POSITION(S)       LENGTH OF      OCCUPATION(S)              FUND COMPLEX     DIRECTORSHIPS
             ADDRESS          HELD WITH           TIME         DURING PAST                OVERSEEN BY       HELD BY
             AND AGE            FUND            SERVED+          5 YEARS                    TRUSTEE         TRUSTEE
     =====================================================================================================================
     Age: 41                President                      of Oppenheimer
                            and                            Capital; Vice
                            Portfolio                      President of OpCap
                            Manager                        Advisors

     JOHN LINDENTHAL        Vice                2000       Managing Director and         N/A              N/A
     Age: 57                President                      Senior Equity
                            and                            Portfolio Manager of
                            Portfolio                      Oppenheimer Capital;
                            Manager                        Vice President of
                                                           OpCap Advisors

     ELISA A. MAZEN         Vice                2000       Managing Director of          N/A              N/A
     Age: 40                President                      Oppenheimer Capital;
                            and                            Vice President of
                            Portfolio                      OpCap Advisors
                            Manager

     KENNETH W. CORBA       Vice                2000       Chief Investment              N/A              N/A
                            President                      Officer and Managing
                            and                            Director of PIMCO
                            Portfolio                      Equity Advisors LLC
                            Manager                        since January 1999;
                                                           Chief Executive
                                                           Officer of PIMCO
                                                           Equity Partners LLC;
                                                           previously, Senior
                                                           Vice President and
                                                           Portfolio Manager for
                                                           Alliance Capital
                                                           Management

     MICHAEL F. GAFFNEY     Vice                2000       Managing Director of          N/A              N/A
     Age: 39                President                      PIMCO Equity Advisors
                            and                            LLC since January
                            Portfolio                      1999; previously,
                            Manager                        Vice President of
                                                           Columbus Circle
                                                           Investors

     DENNIS MCKECHNIE       Vice                2000       Managing Director of          N/A              N/A
     Age: 37                President                      PIMCO Equity Advisors
                            and                            LLC since January
                            Portfolio                      1999; previously,
                            Manager                        Vice President of
                                                           Columbus Circle
                                                           Investors

     JEFFREY D. PARKER      Vice                2000       Managing Director of          N/A              N/A
     Age: 33                President                      PIMCO Equity Advisors
                            and                            LLC since

                                       29

     =====================================================================================================================
               (1)               (2)              (3)              (4)                        (5)              (6)
                                                TERM OF                                     NUMBER OF
                                               OFFICE AND       PRINCIPAL                PORTFOLIOS IN      OTHER
               NAME          POSITION(S)       LENGTH OF      OCCUPATION(S)              FUND COMPLEX     DIRECTORSHIPS
             ADDRESS          HELD WITH           TIME         DURING PAST                OVERSEEN BY       HELD BY
             AND AGE            FUND            SERVED+          5 YEARS                    TRUSTEE         TRUSTEE
     =====================================================================================================================
                            Portfolio                      January
                            Manager                        1999; previously,
                                                           Assistant Portfolio
                                                           Manager for Eagle
                                                           Asset Management

     WILLIAM H. GROSS       Vice                2000       Managing Director and         N/A              N/A
     Age: 57                President                      Chief Investment
                            and                            Officer of PIMCO
                            Portfolio
                            Manager

+ Under the Fund's Bylaws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

     For Trustees and officers of the Fund, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

=============================================================================================================
             (1)                                                    (2)
                                                            POSITIONS HELD WITH
                                                            AFFILIATED PERSONS OR
                                                           PRINCIPAL UNDERWRITERS
             NAME                                               OF THE FUND
=============================================================================================================
Stephen J. Treadway             Managing Director, ADAM; Executive Vice President, OpCap Advisors LLC;
                                President and Chief Executive Officer, Chairman and President, six registered investment companies in the ADAM Fund Complex; President, six registered investment companies in the ADAM Fund Complex.

Brian S. Shlissel               Senior Vice  President,  PFA;  Senior Vice  President and  Treasurer,  OpCap
                                Advisors LLC;  Executive  Vice President and Treasurer of OCC Cash Reserves,
                                Inc.,  Treasurer  of  Municipal  Advantage  Fund  Inc.,   President,   Chief
                                Executive  Officer and  Treasurer  of Fixed  Income  SHares;  Treasurer  and
                                Principal  Financial and  Accounting  Officer,  four  registered  investment companies in the ADAM Fund Complex.

Benjamin Gutstein               Vice President, OpCap Advisors LLC; Vice President, Oppenheimer Capital
                                LLC; Vice President and Portfolio Manager of OCC Cash Reserves, Inc., an
                                open-end investment company.

Michael B. Zuckerman            Vice President, ADAM; Vice President, OCC Distributors LLC; Vice President,
                                OpCap Advisors LLC; Secretary, three registered investment companies in the
                                ADAM Fund Complex; Assistant Secretary, four registered investment companies in the ADAM Fund Complex.

COMMITTEES OF THE BOARD OF TRUSTEES

The Fund's Audit Committee is composed entirely of Trustees who are not "interested persons" of the Fund, the Investment Adviser, the Sub-Advisers, the Distributor or its affiliates within the meaning of the 1940 Act. The Audit Committee convened once during the fiscal year ended December 31, 2001. The principal functions of the Audit Committee are to recommend to the Board of Trustees the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might have in that regard.

SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies. No Independent Trustee or his immediate family members beneficially own securities of either the Investment Advisor or OCC Distributors LLC (the "Distributor") or any person directly or indirectly controlling, controlled by or under common control with the Investment Advisor or Distributor.

=============================================================================================================
           (1)                           (2)                                      (3)
                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
                                                                      INVESTMENT COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY                    BY TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE           SECURITIES IN THE FUND                     INVESTMENT COMPANIES
=============================================================================================================
V. Lee Barnes                           None                                      None
Paul Y. Clinton                         None                                      None
Thomas W. Courtney                      None                                      None
Lacy B. Herrmann                        None                                      None
Theodore T. Mason                       None                                      None
Stephen J. Treadway                     None                                      None

COMPENSATION OF OFFICERS AND TRUSTEES. All officers of the Fund are officers or employees of Oppenheimer Capital or its affiliates and receive no salary or fee from the Fund. The following table sets forth the information regarding compensation received by the Trustees who are not "interested persons" of the Fund during its fiscal year ended December 31, 2001.

                                                                                         TOTAL COMPENSATION,
                                                                                         INCLUDING ACCRUED
                        AGGREGATE          PENSION OR RETIREMENT     ESTIMATED ANNUAL    RETIREMENT BENEFITS,
NAME OF TRUSTEE OF      COMPENSATION       BENEFITS ACCRUED AS       BENEFITS UPON       FROM THE FUND AND THE
THE FUND                FROM THE FUND      PART OF FUND EXPENSES*    RETIREMENT          FUND COMPLEX
------------------      -------------      ----------------------    ----------------    ---------------------
V. Lee Barnes           $ 30,100           $     0                        N/A            $  58,537
Paul Clinton              30,100            30,693                   $ 39,038              158,855
Thomas Courtney           30,100            30,693                     39,768              162,231
Lacy Herrmann             30,100            30,693                     39,153              182,123
Theodore Mason            30,100                 0                        N/A               58,537


* On October 19, 1998 the Fund adopted a retirement plan (to become effective January 1, 1999) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund or OCC Cash Reserves, Inc. for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefit will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

For the purpose of this section only, "Fund Complex" includes the Fund, OCC Cash Reserves, Inc. and Oppenheimer Quest Value Fund, Inc. in accordance with the instructions for Form N-1A. The Investment Advisor does not consider Oppenheimer Quest Value Fund, Inc. to be part of its "Fund Complex," as that term may be otherwise interpreted.

                                 CONTROL PERSONS

     As of December 31, 2001, shares of the Portfolios were held by ADAM and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company's holdings as a percentage of each Portfolio's total outstanding shares.

           PORTFOLIO SHAREHOLDERS OF RECORD AS OF DECEMBER 31, 2001(1)

                                                                      PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                                      U.S. GOVT.    GLOBAL                                                         SCIENCE AND
      SHAREHOLDERS            TARGET   INCOME        EQUITY        EQUITY      SMALL CAP       MANAGED    MID CAP  TECHNOLOGY
---------------------------------------------------------------------------------------------------------------------------------
The Mutual Life Insurance
Company of New York (New
York, NY) & The MONY Life
Insurance Company of
America                                        5.48%                  1.77%          0.46%           2.53%
1740 Broadway                            46,204.295             42,073.792     36,414.569     360,798.780
NY, NY  10019                                shares                 shares         shares          shares
---------------------------------------------------------------------------------------------------------------------------------
Provident Mutual Life
Insurance Company  &
Providentmutual Life and
Annuity Company of America                                           27.13%          9.00%           6.88%
1600 Market St.                                                645,316.848    708,895.340      980,766.48
Philadelphia, PA 19103                                              shares         shares          shares
---------------------------------------------------------------------------------------------------------------------------------
AEGON Insurance Group                         16.05%                                 2.37%          1.47%
400 West Market St.                     135,286.741                           188,763.670        209,415
Louisville, KY 40202                         shares                                shares         shares
---------------------------------------------------------------------------------------------------------------------------------
Connecticut General Life
Insurance Company & CIGNA
Life Insurance Company
350 Church Street                                                     0.43%          3.04%           1.20%
MLW 1, 12th Flr.                                                10,142.814    240,134.005     170,995.567
Hartford, CT  06103-1106                                            shares         shares          shares
---------------------------------------------------------------------------------------------------------------------------------

                                       33

                                                                      PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------------
                                      U.S. GOVT.    GLOBAL                                                             SCIENCE AND
      SHAREHOLDERS            TARGET   INCOME        EQUITY        EQUITY      SMALL CAP       MANAGED    MID CAP       TECHNOLOGY
---------------------------------------------------------------------------------------------------------------------------------
American Enterprise Life
Insurance Company and
American Centurion Life
Insurance Company                              78.47%                     2.83%          1.55%        1.89%
80 South Eighth Street,                  661,466.013                67,422.434    122,886.020  269.575.716
Minneapolis, MN  55402                        shares                    shares         shares       shares
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital LLC
1345 Avenue of the                                                                                                  9.70%
Americas, New York, NY                                                                                       118,707.058
10105-4800                                                                                                        shares
-----------------------------------------------------------------------------------------------------------------------------------
IL Annuity and Insurance
Company 2960 North Meridian                                                              3.47%        3.07%
Street, Indianapolis,                                                             273,675.821  438,112.304
IN46208                                                                                shares       shares
-----------------------------------------------------------------------------------------------------------------------------------
PRUCO Life Insurance
Company of New Jersey  and
PRUCO Life Insurance                                                                    49.78%       58.97%
Company 751 Broad Street,                                                       3,931,308.525    8,405,546
Newark, NJ  07102                                                                      shares       shares
-----------------------------------------------------------------------------------------------------------------------------------
Transamerica Life Companies
Transamerica Center 1150                                                                 2.57%        1.61%
Olive Street, Los Angeles,                                                        202,800.031  229,599.477
CA  90015                                                                              shares       shares
-----------------------------------------------------------------------------------------------------------------------------------
ReliaStar Life Insurance
Company
20 Washington Avenue South,                                 13.37%       20.88%         12.98%        6.41%
Route 1237, Minneapolis,                              319,624.981  486,680.646  1,025,381.432  914,032.453
MN  55401                                                  shares       shares         shares       shares
-----------------------------------------------------------------------------------------------------------------------------------

                                       34

                                                                      PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------
                                                U.S. GOVT.    GLOBAL
      SHAREHOLDERS                 TARGET        INCOME        EQUITY           EQUITY          SMALL CAP       MANAGED
------------------------------------------------------------------------------------------------------------------------------
Allianz Dresdner Asset
Management of America L.P.            100.00%
("ADAM")                         300,126.193
840 Newport Center Drive,             shares
Newport Beach, CA  92660
------------------------------------------------------------------------------------------------------------------------------
Sun Life of Canada (U.S.)                                                             15.41%           3.15%            0.59%
Copley Place, Suite 200,                                                        366,444.565     249,027.185       84,539.851
Boston, MA  02117                                                                    shares          shares           shares
------------------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                                                           28.77%
One Tower Square,                                                               684,368.599
Hartford, CT  06183                                                                  shares
------------------------------------------------------------------------------------------------------------------------------
Lincoln Life Insurance
Company                                                               86.63%                          10.86%            8.73%
1300 South Clinton Street                                     2,070,644.018                     857,957.781    1,243,700.822
Fort Wayne, IN  46802                                                shares                          shares           shares
------------------------------------------------------------------------------------------------------------------------------
Lincoln Benefit Life Company
206 South 13th Street,                                                                 2.78%          0.77%             1.41%
Suite 100, Lincoln, NE                                                           66,194.716       60,790.64      201,359.327
68508                                                                                shares          shares           shares
------------------------------------------------------------------------------------------------------------------------------
Allstate Life Insurance
Company                                                                                                0.00%
3100 Sanders Road                                                                                     14.51
Northbrook, IL 60062                                                                                 shares
------------------------------------------------------------------------------------------------------------------------------
AGA Series Trust
American General Annuity
Insurance Company                                                                                                       5.24%
2929 Allen Parkway                                                                                               746,022.092
Houston, TX  77019                                                                                                    shares
------------------------------------------------------------------------------------------------------------------------------

                                        PORTFOLIOS
---------------------------------------------------------------
                                                    SCIENCE AND
      SHAREHOLDERS                 MID CAP           TECHNOLOGY
---------------------------------------------------------------
Allianz Dresdner Asset
Management of America L.P.
("ADAM")                                                  69.21%
840 Newport Center Drive,                           300,313.445
Newport Beach, CA  92660                                 shares
---------------------------------------------------------------
Sun Life of Canada (U.S.)              90.30%
Copley Place, Suite 200,       1,105,587.593
Boston, MA  02117                     shares
---------------------------------------------------------------
Travelers Insurance Company
One Tower Square,
Hartford, CT  06183
---------------------------------------------------------------
Lincoln Life Insurance
Company
1300 South Clinton Street
Fort Wayne, IN  46802
---------------------------------------------------------------
Lincoln Benefit Life Company
206 South 13th Street,                                    30.54%
Suite 100, Lincoln, NE                               132,496.22
68508                                                    shares
---------------------------------------------------------------
Allstate Life Insurance
Company                                                    0.25%
3100 Sanders Road                                       1074.79
Northbrook, IL 60062                                     shares
---------------------------------------------------------------
AGA Series Trust
American General Annuity
Insurance Company
2929 Allen Parkway
Houston, TX  77019
---------------------------------------------------------------

(1) This chart lists all Variable Account shareholders of record of the Portfolios as of December 31, 2001, and all holdings of shares of the Portfolios by ADAM and Oppenheimer Capital LLC. To the best knowledge of the Fund, no Contractowner held units equivalent to 5% or more of the shares of any Portfolio of the Fund as of

December 31, 2001.

     Shares of the Target, Mid Cap and Science and Technology Portfolios were acquired by Oppenheimer Capital LLC and ADAM to provide capital for these Portfolios so that the Investment Adviser could commence a meaningful investment program for the Portfolios, pending the acquisition of shares of the Portfolios by Variable Accounts. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractowners. Under certain circumstances however, the insurance companies, on behalf of their respective Variable Accounts, may disregard voting instructions received from Contractowners. The shares held by ADAM will be voted in the same proportions as those voted by the insurance companies which are held in their respective Variable Accounts. Any shareholder of record listed in the above chart beneficially owning more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio by virtue of definitions contained in the 1940 Act. The vote of such shareholder of record could have a more significant effect on matters presented to shareholders for approval than the votes of the Portfolio's other shareholders.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     THE INVESTMENT ADVISER. OpCap Advisors acts as investment adviser to the Portfolios of the Fund. PIMCO Equity Advisors LLC acts as sub-adviser to the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios. Pacific Investment Management Company LLC ("PIMCO") acts as sub-adviser for a portion of the Managed Portfolio.

     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. They are indirect wholly-owned subsidiaries of Allianz Dresdner Asset Management of America L.P. ("ADAM"), formerly PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105. PIMCO Equity Advisors LLC is a Delaware limited liability company which is wholly owned by Allianz Dresdner Asset Management U.S. Equities LLC (formerly Allianz Asset Management U.S. Equities LLC), a wholly-owned subsidiary of ADAM. PIMCO is 94% owned by ADAM.

     The general partner of ADAM is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC (formerly PIMCO Holding LLC), a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC (formerly Allianz Asset Management of America
LLC). Allianz Dresdner Asset Management of America LLC is a wholly-owned subsidiary of Allianz of America, Inc., a Delaware corporation which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. and is a California-based insurance company.

     Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in more than 70 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $700 billion.

     THE ADVISORY AGREEMENT. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997. The Advisory Agreement was amended to limit the total operating expenses of the PIMCO Renaissance, Small Cap, Equity, Managed, Balanced, Mid Cap, Target, Science and Technology and U.S. Government Income Portfolios to 1.00% (net of any expense offsets) of their respective average daily net assets and that the Adviser will limit total operating expenses of the Global Equity Portfolio to 1.25% (net of any expense offsets) of its average daily net assets.

     PIMCO Equity Advisors provides investment advisory and management services to the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios of the Fund pursuant to a Sub-Advisory Agreement with OpCap Advisors dated March 1, 2000 as amended. PIMCO provides similar services to the Managed Portfolio of the Fund pursuant to a Sub-Advisory Agreement with OpCap Advisors dated March 1, 2000.

     Under the Advisory Agreement and Sub-Advisory Agreements, each adviser is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the Portfolio.

     The Advisory Agreement also requires the Investment Adviser to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities laws, shareholder reports and proxy materials.

     Expenses not expressly assumed by OpCap Advisors under the Advisory Agreement or by OCC Distributors LLC are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Distributor is located at 1345 Avenue of the Americas, New York, New York 10105-4800 and serves as the general distributor for the Fund pursuant to a General Distributors Agreement dated November 5, 1997, as amended.

     The Distributor acts as the exclusive agent for the sale of Fund shares in a continuous public offering. Shares of the Fund are sold by the Distributor at net asset value. The Distributor does not receive any compensation from the Fund for acting as the Fund's general distributor.

     For the fiscal year ended December 31, 1999, total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity and Mid Cap Portfolios were $498,512, $6,116,104 $1,206,779, $63,217, $302,528 and $27,810, respectively, of which $24,246 was waived by the Adviser with respect to the Mid Cap Portfolio. For the fiscal ear ended December 31, 2000, total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity, Mid Cap and Science and Technology Portfolios were, $602,987, $5,378,291, $1,355,905, $55,987, $335,217, $90,275 and $17,139,
respectively, of which $9,419, $39,979 and $16,730 was waived by the Investment Adviser with respect to the U.S. Government Income, Mid Cap and Science and Technology Portfolios, respectively. The advisory fees and waiver for the Science and Technology Portfolio represents the period April 12, 2000 (commencement of operations) through December 31, 2000. For the fiscal year ended December 31, 2001, total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity, Mid Cap, Science and Technology and Target Portfolios were, $692,347, $4,957,656, $1,853,695, $56,681, $284,301, $127,018, $8,866 and $7,189, respectively, of which $4,534,
$22,934, $8,866 and $7,189 was waived by the Investment Adviser with respect to the U.S. Government Income, Mid Cap, Science and Technology and Target Portfolios, respectively.

     The advisory fee for the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced, PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios is at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million. With regard to the Managed portfolio, OpCap Advisors pays PIMCO a fee equal to 0.25% of the average daily net assets of the Portfolio on an annual basis. OpCap Advisors pays PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the PIMCO Renaissance, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios for investment advisory services PIMCO Equity Advisors renders to those Portfolios. The advisory fee for the U.S. Government Income Portfolio is at the annual rate of 0.60% of average daily net assets.

     The Advisory Agreement and each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Investment Adviser or Sub-Adviser, as applicable is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Advisory Agreement and each Sub-Advisory Agreement permits the Investment Adviser and each sub-adviser to act as investment adviser for any other person, firm, or corporation.

     PORTFOLIO TRANSACTIONS. Portfolio decisions are based upon recommendations of the Investment Adviser, the Sub-Advisers and the judgment of the portfolio managers. Generally, purchases made by the U.S. Government Income Portfolio will be principal transactions at net prices, (on these transactions the Portfolio pays no brokerage commissions); however prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers that provide brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Investment Adviser and the sub-advisers; information received in connection with directed orders of other accounts managed by the Investment Adviser, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Investment Adviser, the sub-advisers, to make available additional views for consideration and comparison, and to enable the Investment Adviser and each sub-adviser to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 2001, the aggregate dollar amount involved in such transactions was $210,194,562 with related commissions of $379,365. For the year ended December 31, 2000, the aggregate dollar amount involved in such transactions was $118,297,358 with related commissions of $166,738. For the year ended December 31, 1999, the aggregate dollar amount involved in such transactions was $83,421,335 with related commissions of $173,551.

     The Investment Adviser, the Sub-Advisers and Oppenheimer Capital currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or Investment Adviser to others. It is the practice of the Investment Adviser and each Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it or Oppenheimer Capital manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Investment Adviser, a Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     CODES OF ETHICS. Each employee, officer and trustee of the Fund, OpCap Advisors, OCC Distributors LLC, PIMCO Equity Advisors LLC and PIMCO is subject to a Code of Ethics which has been adopted by such entity to comply with the provisions of Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to certain personal securities transactions.

                        DETERMINATION OF NET ASSET VALUE

     Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts ("Variable Contracts"). Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company's variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.

     The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio's net assets by the number of shares outstanding. The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. Participating life insurance company variable accounts purchase and redeem shares of each Portfolio at the Portfolio's net asset value per share determined after receipt of the order for purchase or redemption.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Fund's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The service selected by the Investment Adviser creates and maintains price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees' procedures. Short-term (having a remaining maturity of more than sixty days) debt securities are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

     Puts and calls are valued at the last sales price therefor or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.

     CAPITAL GAINS AND LOSSES. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

     SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies.

     DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a Portfolio must also satisfy certain requirements with respect to the diversification of its assets: A Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities which in respect of any one issuer, do not represent more than 5% of the value of the assets of the Portfolio nor more than 10% of the voting securities of that Portfolio's assets may be invested in securities (other than U.S. Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of a Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will generally be the underlying borrower. However, in cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Portfolio's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

     Because the Fund is established as an investment medium for variable annuity contracts and variable life insurance contracts, Section 817(h) of the Code imposes additional diversification requirements on each Portfolio. These requirements generally are that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; not more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer.

                  PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

     The performance information shown below reflects deductions for all charges, expenses and fees of the Fund but does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Yield information may be useful to investors in reviewing the Fund's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured; its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by portfolio quality, portfolio maturity, type of instruments held, and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

               YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 2001 FOR
             OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO

                                                                          YIELD

             U.S. GOVERNMENT INCOME PORTFOLIO                              3.70%

     Current yield is calculated according to the following formula:

                YIELD = 2(x + 1) TO THE POWER OF 6 - 1
                          --
                          cd

Where:

x= daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

d=   the maximum offering price per share on the last day of the period.

     Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

     A Portfolio's average annual total return represents an annualization of the Portfolio's total return ("T" in the formula below), over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 investment, ("P" in the formula below) made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("N" in the formula below). The following formula will be used to compute the average annual total return for each Portfolio (other than the Money Market Portfolio):

                        P (1 + T) TO THE POWER OF N = ERV

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.

     In addition to average annual returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indices including but not limited to the S&P 500 Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Morgan Stanley Capital International (MSCI) World Index and the Lehman Brothers US Government Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and may refer to current or historic financial or economic trends or conditions.

       AVERAGE ANNUAL TOTAL RETURN OF EQUITY, MID CAP, MANAGED, SMALL CAP, U.S. GOVERNMENT INCOME, GLOBAL EQUITY AND SCIENCE AND TECHNOLOGY PORTFOLIOS
                         OF OCC ACCUMULATION TRUST(1)(2)

                                     FOR THE ONE YEAR PERIOD      FOR THE FIVE YEAR PERIOD       FOR THE TEN YEAR PERIOD
                                              ENDED                        ENDED                          ENDED
PORTFOLIO                               DECEMBER 31, 2001            DECEMBER 31, 2001             DECEMBER 31, 2001+
---------                            -----------------------      ------------------------       -----------------------
EQUITY                                          (7.02)%                        8.22%                       12.86%
SCIENCE AND TECHNOLOGY                         (60.79)%                         N/A                       (56.58)%
TARGET                                          (1.50)%*                        N/A                        (1.50)%
MID CAP                                          6.56%                          N/A                        12.93%
SMALL CAP                                        8.30%                        11.26%                       12.85%
MANAGED                                         (4.91)%                        7.49%                       13.16%
GLOBAL EQUITY                                  (13.82)%                        8.07%                       10.79%
U.S. GOVERNMENT INCOME                           6.57%                         6.02%                        6.58%

     (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

     (2) Reflects waiver of all or a portion of the advisory fees and the assumption of other expenses for certain Portfolios by the Investment Adviser. Without such waivers and assumptions, the average annual total return during the periods would have been lower.

     *    Inception date of the Target Portfolio was September 4, 2001.

     + Inception date of the Science and Technology Portfolio was April 12, 2000; inception date of the Target Portfolio was September 4, 2001; inception date of the Global Equity Portfolio was March 1, 1995; inception date of the U.S. Government Income Portfolio was January 3, 1995 and the inception date of the Mid Cap Portfolio was February 9, 1998. The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

                              FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended December 31, 2001 are incorporated herein by reference to the Fund's Annual Report dated December 31, 2001.

                             ADDITIONAL INFORMATION

     DESCRIPTION OF THE TRUST. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust and then to OCC Accumulation Trust. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     DISTRIBUTION AGREEMENT. Under the Distribution Agreement between each Portfolio and the Distributor, the Distributor acts as the Portfolio's agent in the continuous public offering of its shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund; their services include auditing the annual financial statements of each Portfolio as well as other related services.